SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549



                            FORM 8-K

                         CURRENT REPORT




             Pursuant to Section 13 or 15(d) of the
               Securities and Exchange Act of 1934



                        December 9, 1996
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        Date of Report (Date of earliest event reported)


                 AMERICAN RESOURCES OF DELAWARE, INC.
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     (Exact name of Registrant as specified in its charter)


                             Delaware
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         (State or other jurisdiction of incorporation)


         0-21472                            86-0713506
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(Commission File Number)        (IRS Employer Identification No.)

     160 Morgan Street
     P. O. Box 87
     Versailles, Kentucky                           40383
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(Address of principal executive offices)          (Zip Code)


                         (606) 873-5455
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      (Registrant's Telephone Number, including Area Code)


                          Not Applicable
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  (Former name or former address, if changed since last report)

Item 1.   Changes in Control of Registrant.  Not Applicable.

Item 2.   Acquisition or Disposition of Assets. Not Applicable

Item 3.   Bankruptcy Receivership.  Not Applicable.

Item 4.   Change in Registrant's Certified Accountant.  Not
          Applicable.

Item 5.   Other Events.

          On or about December 11, 1996, the Company filed its Restated Certificate of Incorporation (attached hereto as Exhibit
3.10) with the office of the Secretary of State of Delaware.

          In the fourth quarter of 1996, the Company issued convertible debentures (the specimen convertible debenture purchase agreement with exhibits is attached hereto as Exhibit
4.9) in an aggregate amount of Six Million Dollars
($6,000,000.00). The Company received net proceeds of $5,580,000.

          On December 9, 1996 the Company's Board of Directors ratified a Change of Control Agreement (attached hereto as Exhibit 10.57) and an Employment Agreement (attached hereto as
Exhibit 10.58) with Rick G. Avare, its Chief Executive Officer and President, which had been entered into on November 12, 1996.

          The Company entered into Indemnity Agreements with Rick
G. Avare, in his capacity as President and Chief Executive
Officer; Jeffrey J. Hausman, its Chief Financial Officer; Karen
M. Underwood, its Corporate Secretary; and David Fox, Jr., a new member of its Board of Directors. A specimen copy of the Indemnity Agreements is attached hereto as Exhibit 10.59.

          On November 29, 1996, the Company entered into an agreement to retain the services of Corporate Relations Group, Inc., to provide the Company with public and investor relations services. A copy of the agreement is attached hereto as Exhibit
10.60. Also attached hereto as Exhibit 4.10 is a specimen copy of a Stock Option Agreement between the Company and Corporate Relations Group, Inc. pursuant to which the Company granted Corporate Relations Group, Inc. an option to purchase 500,000 shares of the Company's common stock, as well as Exhibit 4.11 which is a copy of a Stock Option Agreement between the Company and World Capital Funding, Inc. pursuant to which the Company granted World Capital Funding, Inc. an option to purchase 100,000 shares of the Company's common stock.

Item 6.   Resignation of Registrant's Directors.  Not Applicable.

Item 7.   Financial Statements and Exhibits.

          (a)  Financial Statements.  Not applicable.

          (b)  Pro Forma Financial Information.  Not applicable.

          (c)  Exhibits:

               Exhibit 3.10   Restated Certificate of
                              Incorporation filed with the
                              Delaware Secretary of State.

               Exhibit 4.9    Specimen copy of the Convertible
                              Debenture Purchase Agreement, with
                              exhibits.

               Exhibit 4.10 Specimen copy of a Stock Option Agreement between American
                              Resources of Delaware, Inc., and
                              Corporate Relations Group, Inc.

               Exhibit 4.11   Copy of a Stock Option Agreement
                              between American Resources of
                              Delaware, Inc., and World Capital
                              Funding, Inc.

               Exhibit 10.57  Specimen Change of Control
                              Agreement

               Exhibit 10.58  Employment Agreement with Rick G.
                              Avare.

               Exhibit 10.59  Specimen copy of the Indemnity
                              Agreement with Officers and
                              Directors.

               Exhibit 10.60  Lead Generation Agreement with
                              Corporate Relations Group, Inc.

                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             AMERICAN RESOURCES OF DELAWARE, INC.



                             By: /s/Jeffrey J. Hausman
                                 --------------------------------
                                  Jeffrey J. Hausman

                             Its: Chief Financial Officer

Dated:   December 11, 1996
      ----------------------

                          Exhibit 3.10

                            RESTATED

                  CERTIFICATE OF INCORPORATION

                               OF

              AMERICAN RESOURCES OF DELAWARE, INC.

             (PURSUANT TO SECTION 245 OF THE GENERAL
            CORPORATION LAW OF THE STATE OF DELAWARE)

     American Resources of Delaware, Inc., a corporation organized and existing under and by virtue of the General
Corporation Law of the State of Delaware (the "Corporation"), does hereby certify that:

     The name of the Corporation is AMERICAN RESOURCES OF
DELAWARE, INC.  The original Certificate of Incorporation of the
Corporation was filed with the Secretary of State of the State of Delaware on August 4, 1992.

     The Restated Certificate of Incorporation of the Corporation only restates and integrates, and does not further amend, the provisions of the Corporation's Certificate of Incorporation as heretofore amended or supplemented, and there is no discrepancy between those provisions and the provisions of the Restated Certificate of Incorporation.

     The Restated Certificate of Incorporation of the Corporation was duly adopted by the directors of the Corporation, without a vote of stockholders, in accordance with the provisions of
Section 245 of the General Corporation Law of the State of
Delaware.

     The text of the Certificate of Incorporation is hereby restated to read in its entirety as follows:

                          ARTICLE ONE

     The name of the Corporation is AMERICAN RESOURCES OF
DELAWARE, INC.

                           ARTICLE TWO

     The registered office of the Corporation is located at 1209
Orange Street, in the city of Wilmington, County of New Castle, in the State of Delaware. The name of its registered agent at that address is The Corporation Trust Company.


                                1

                          ARTICLE THREE

     The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of Delaware.

                          ARTICLE FOUR

     The aggregate number of shares of capital stock of all classes which the Corporation shall have authority to issue is TWENTY-THREE MILLION (23,000,000), of which TWENTY MILLION (20,000,000) shares having a par value of $.00001 per share shall be of a class designated "Common Stock" (or "Common Shares"), ONE MILLION (1,000,000) shares of preferred stock having a par value of $12.00 per share which shall be designated SERIES 1993 8% CONVERTIBLE PREFERRED STOCK, and TWO MILLION (2,000,000) shares having a par value of $.00001 per share shall be of a class designated "Preferred Stock" (or "Preferred Shares"). All shares of the Corporation shall be issued for such consideration or considerations as the Board of Directors may from time to time determine. The designations, voting powers, preferences, optional or other special rights and qualifications, limitations, or restrictions of the above classes of stock shall be as follows:

          I. SERIES 1993 8% CONVERTIBLE PREFERRED STOCK

     (a)  DIVIDENDS:

          1. GENERAL OBLIGATION. When and as declared by the Board of Directors, to the extent permitted by law, the Corporation shall pay to the holders of the Series 1993 8% Convertible Preferred Stock (the "Series 1993 Preferred Stock") preferential dividends, as more fully set forth in this Section a(1).

          2. RATE AND PAYMENT DATA. Such dividends shall be payable semi-annually on the fifteenth day of January and July in each year at the rate of 8% per annum of the aggregate par value of the Series 1993 Preferred Stock. To the extent that there are any unpaid dividends in any year, the amount of unpaid dividends will accumulate with additional interest at the rate of 10% per annum until paid. Such dividends shall be paid in Common Stock of the Corporation on the basis of one share for each dollar of declared but unpaid dividends (rounded to the nearest whole share for fractions of shares).

          3. DISTRIBUTION OF PARTIAL DIVIDEND PAYMENTS. If at any time the Corporation shall pay less dividends on the Series 1993 Preferred Stock than the total amount of dividends then due with respect to the Series 1993 Preferred Stock, such payment shall be distributed among the holders of the Series 1993 Preferred Stock so that an equal amount shall be paid with respect to each outstanding share of Series 1993 Preferred Stock.

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
          4.   RESTRICTION ON SERIES 1993 PREFERRED STOCK
DIVIDENDS. The Corporation shall not pay any dividends on the Series 1993 Preferred Stock if (i) there is any interest due and unpaid on any debt instrument of the Company or (ii) the declaration and payment violate any contract to which the Corporation is a party.

          5. RESTRICTION ON COMMON STOCK DIVIDENDS. The Corporation shall not declare or pay any dividends on the Common Stock (or on any other equity security of any kind which the Corporation shall at any time issue or be authorized to issue) for any year (or portion of any year) for which a dividend on the Series 1993 Preferred Stock has not been first declared and paid. In the event that the Corporation shall have been required to have declared and paid a dividend on the Series 1993 Preferred Stock and such dividend shall not have been declared or paid or set apart for payment, the Corporation may not declare or pay or set apart for the payment of dividends or make any other distributions on, or make any payment on account of the purchase, redemption or retirement of the Common Stock or any other stock of the Corporation ranking as to dividends or distribution of assets upon liquidation, dissolution or winding up of the Corporation junior to the Series 1993 Preferred Stock (other than dividends or distributions paid in shares of Common Stock or other junior ranking stock) until all required dividends on the Series 1993 Preferred Stock shall have been declared and paid or set apart for payment.

     (b)  LIQUIDATION.   Upon any liquidation, dissolution or
winding up of the Corporation, the holders of the Series 1993 Preferred Stock shall be entitled (before any distribution or payment is made upon any equity security of any kind which the Corporation shall at any time issue or be authorized to issue) to be paid out of the assets of the Corporation available for distribution to its stockholders an amount in cash equal to the amount of any declared but unpaid dividends plus the par value of their shares of Series 1993 Preferred Stock ( the "Liquidation Value") and shall not be entitled to any further payment. If, upon such liquidation, dissolution or winding up of the Corporation, the assets to be distributed among the holders of the Series 1993 Preferred Stock shall be insufficient to permit payment to the holders of the Series 1993 Preferred Stock of the aggregate Liquidation Value of all shares of Series 1993 Preferred Stock outstanding, then the assets of the Corporation to be distributed to the holders of the Series 1993 Preferred Stock shall be distributed ratably among them based upon the aggregate Liquidation Value of the number of shares held by them. Written notice of such liquidation, dissolution or winding up, stating a payment date, the amount of the payment and the place where the amounts distributable shall be payable, shall be mailed by certified or registered mail, return receipt requested, not less than sixty (60) days prior to the payment date stated therein, to each record holder of any share of Series 1993

Preferred Stock. Neither the consolidation or merger of the Corporation into or with any other corporation or corporations, nor the sale or transfer by the Corporation of all or any part of its assets, nor the reduction of the capital stock of the Corporation, shall be deemed to be a liquidation, dissolution or winding up of the Corporation for purposes of this Section (b).

     (c)  VOTING.   Except as otherwise required by law, the
holders of Series 1993 Preferred Stock shall be entitled to participate in all actions of any nature taken by the Corporation or the shareholders thereof and shall be entitled to receive notice of any meeting of the shareholders of the Corporation. Each share of Series 1993 Preferred Stock issued and outstanding, from time to time, shall be entitled to four (4) votes.

     In addition, so long as any shares of the Series 1993 Preferred Stock remain outstanding, the affirmative vote or consent of the holders of at least a majority of the shares of the Series 1993 Preferred Stock outstanding at the time, given in person or by proxy, either in writing or at a meeting (voting as a class with the holders of all other series of Series 1993 Preferred Stock ranking on a parity with the Series 1993 Preferred Stock upon a liquidation, dissolution or winding up of Corporation), will be necessary to permit, effect or validate:
(i) the authorization, creation or issuance, or any increase in authorized or issued amount, of any class or series of stock ranking equal or prior to the Series 1993 Preferred Stock with respect to the payment of dividends, rights to redemption or the distribution of assets on liquidation, dissolution or winding up of Corporation; (ii) the amendment, alteration or repeal of any of the provisions of the Certificate of Incorporation, as amended, which would materially or adversely affect any right, preference or privilege of the Series 1993 Preferred Stock or of the holders thereof; or (iii) authorize the merger or consolidation of Corporation if the effect of such merger or consolidation would be to materially alter or change the powers, preference or rights given to the holders of any shares of the Preferred Stock; provided, however, the issuance of additional shares of Common Stock or the creation and issuance of other series of Preferred Stock, ranking junior to the Series 1993 Preferred Stock with respect to dividends or the distribution of assets upon liquidation, dissolution or winding up, shall not be deemed to materially and adversely affect such rights, preferences or privileges.

     (d)  CONVERSION.

          1.   GENERAL.   Subject to adjustment as set forth in
subsection 4 hereof, each share of the Series 1993 Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share at the office of this Corporation or any transfer agent for the Series

1993 Preferred Stock, into one (1) share of fully paid and nonassessable shares of Common Stock.

          2. CONVERSION PRICE. The Conversion Price per share at which shares of Common Stock shall be initially issuable upon conversion of any shares of Series 1993 Preferred Stock shall be $.01, subject to adjustment as provided in paragraph 4 hereof.

          3. MECHANICS OF CONVERSION. Before any holder of Series 1993 Preferred Stock shall be entitled to convert the same into shares of Common Stock, he shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Series 1993 Preferred Stock, and shall give written notice by mail, postage prepaid, to the Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series 1993 Preferred Stock or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series 1993 Preferred stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. If the conversion is in connection with an underwritten offer of securities registered pursuant to the Securities Act of 1993, the conversion may, at the option of any holder tendering Series 1993 Preferred Stock for conversion, be conditioned upon the closing with the underwriter of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive the Common Stock issuable upon such conversion of the Preferred Stock shall not be deemed to have converted such Series 1993 Preferred Stock until immediately prior to the closing of such sale of securities.

          4. ADJUSTMENT PROVISIONS. The number of shares of Common Stock issuable upon the conversion of the Preferred Stock and the Conversion Price shall be subject to adjustment as follows:

               (i)  In case the Corporation shall (i) pay a
dividend in Common Stock or securities convertible into, exchangeable for or otherwise entitling a holder thereof to receive Common Stock (other than payments of Common Stock as interest under the Plan), (ii) declare a dividend payable in cash on its Common Stock and at substantially the same time shall offer its shareholders a right to purchase new Common Stock (or securities convertible into, exchangeable for or other entitling a holder thereof to receive Common Stock) from the proceeds of such dividend all Common Stock so issued shall be deemed to have been issued as a stock dividend, (iii) subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock, (iv) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, (v) issue by reclassification of its Common Stock any shares of the Corporation, the number of shares of Common Stock issuable upon conversion of the Series 1993 Preferred Stock immediately prior thereto shall be adjusted so that the Holder of the Series 1993 Preferred Stock shall be entitled to receive after the happening of any of the events described above had such Series 1993 Preferred Stock been converted immediately prior to the happening of such event or any record date with respect thereto. Further, the number of shares of Common Stock payable in dividends pursuant to Section (a) of Article Fourth hereof shall be subject to adjustment as set forth in this subsection (4)(i) if the Corporation shall (x) subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock or (y) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock. Any adjustment made pursuant to this subdivision shall become effective immediately after the record date in the case of a stock dividend and shall become effective immediately after the effective date in the case of a stock split, subdivision, combination or reclassification.

          (ii) In case the Corporation shall distribute, without receiving consideration therefor, to all holders of its Common Stock evidence of its indebtedness or assets (excluding cash dividends other than as described in Subsection 4(i)), then, in each such case, the number of shares of Common Stock thereafter issuable upon the conversion of each Share of Series 1993 Preferred Stock shall be determined by multiplying the number of shares of Common Stock theretofore issuable upon the conversion of each Share of Series 1993 Preferred Stock, by a fraction, of which the numerator shall be the then current market price per share of Common Stock on the record date for such distribution, and of which the denominator shall be such current market price per share of Common Stock less the then fair value (as determined by the Board of Directors of the Corporation, whose determination shall be conclusive) of the portion of the assets or evidences of indebtedness so distributed per share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date for the determination of Stockholders entitled to receive such distribution.

         (iii) Any adjustment in the number of shares of Common Stock issuable hereunder otherwise required to be made by this Subsection 4(iii) will not have to be adjusted If such adjustment would not require an increase or decrease of one percent (1%) or more in the number of shares of Common Stock issuable upon conversion of the Series 1993 Preferred Stock.

          (iv) Whenever the number of shares of Common Stock issuable upon the conversion of the Series 1993 Preferred Stock is adjusted, as herein provided, the Conversion Price shall be adjusted (to the nearest cent) by multiplying such Conversion Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of shares of Common Stock issuable upon the exercise of each share of Series 1993 Preferred Stock immediately prior to such adjustment, and of which the denominator shall be the number of shares of Common Stock so issuable immediately thereafter.

          (v) Whenever the number of shares of Common Stock issuable upon the Conversion of the Preferred to the Conversion Price is adjusted as herein provided, the Corporation shall, no less than ten (10) days prior to the event requiring such adjustment, mail by first class mail, postage prepaid, to each holder of the Series 1993 Preferred Stock written notice of such adjustment or adjustments.

          5. NO IMPAIRMENT. This Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section (d) and in taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of Series 1993 Preferred Stock against impairment.

          6.   NO FRACTIONAL SHARES AND CERTIFICATES AS TO
ADJUSTMENTS.

          (i) No fractional shares shall be issued upon conversion of the Series 1993 Preferred Stock or as dividends payable under the Series 1993 Preferred Stock, and the number of shares of Common Stock to be issued shall be rounded to the nearest whole share. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of Series 1993 Preferred Stock the holder is at the time converting to Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

          (ii) Upon the occurrence of each adjustment or readjustment of the Conversion Price of Series 1993 Preferred Stock pursuant to this Section (d) this Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of such Series 1993 Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. This Corporation shall, upon written request at any time of any holder of such Series 1993 Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (A) such adjustment or readjustment, (B) the Conversion Price at the time in effect, and (C) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of a share of Series 1993 Preferred Stock.

          7. RESERVATION OF COMMON STOCK ISSUABLE UPON CONVERSION. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversions of the shares of Series 1993 Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series 1993 Preferred Stock. If at any time the number of authorized but unissued shares of Common Stock, in addition to such other remedies as shall be available to the holder of Series 1993 Preferred Stock, this Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

          8. STATUS OF CONVERTED STOCK. In the event any shares of Series 1993 Preferred Stock shall be converted pursuant to Section (d) hereof, the shares so converted shall be cancelled and shall not be issuable by the Corporation. The Certificate of Incorporation of this Corporation shall be appropriately amended to effect the corresponding reduction in the Corporation's authorized capital stock.

     (c)  NOTICES

          1. UPON CORPORATION. Any notice pursuant to the terms hereof to be given or made by a holder of shares of Preferred Stock or upon the Corporation shall be sufficiently given or made if sent by certified or registered mail, postage prepaid, addressed (until another address is sent by the Corporation to the holder) as follows:
                    American Resources, Inc.
                    950 North Finance Center Drive
                    Suite 270
                    Tucson, Arizona  85710

          2. UPON SERIES 1993 PREFERRED STOCK HOLDERS. Any notice pursuant to the terms hereof to be given or made by the Corporation to or upon any holder of shares of Series 1993 Preferred Stock shall be sufficiently given or made if sent by certified or registered mail, postage prepaid, addressed (until another address is sent by the holder to the Corporation) to the address of such holder on the records of the Corporation.

          3. REGISTRATION OF TRANSFER. The Corporation shall keep at its principal office (or such other place as the Corporation reasonably designates) a register for the registration of shares of Series 1993 Preferred Stock. Upon the surrender of any certificate representing Series 1993 Preferred Stock at such place, the Corporation shall, at the request of the registered holder of such certificate, execute and deliver (at the Corporation's expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of shares of Series 1993 Preferred Stock represented by the surrendered certificate (and the Corporation forthwith shall cancel such surrendered certificate), subject to the requirements of applicable securities laws. Each such new certificate shall be registered in such name and shall represent such number of shares of Series 1993 Preferred Stock as shall be requested by the holder of the surrendered certificate, shall be substantially identical in form to the surrendered certificate, and the shares of Series 1993 Preferred Stock represented by such new certificate shall be entitled to dividends from the date to which dividends shall have been paid on the shares represented by the surrendered certificate at the rate and in the manner applicable to such certificate.

                   II.  OTHER PREFERRED STOCK

     (a) ISSUANCE IN CLASS AND SERIES. Shares of Preferred Stock (other than the Series 1993 Preferred Stock) may be issued in one or more classes or series at such time or times as the Board of Directors may determine. All shares of any one series shall have preferences, limitations and relative rights identical with those of other shares of the same series and, except to the extent otherwise provided in the description of such series, with those of other shares of Preferred Stock.

     (b) AUTHORITY OF BOARD FOR ISSUANCE. Authority is hereby expressly granted to the Board of Directors to fix from time to time, by resolution or resolutions providing for the establishment and/or issuance of any class or series of Preferred Stock (other than the Series 1993 Preferred Stock), the designation of such classes and series and the powers, preferences, and rights of the shares of such classes and series, and the qualifications, limitations or restrictions thereof, including the following:

          1. The distinctive designation and number of shares comprising such class or series, which number may (except where otherwise provided by the Board of Directors in creating such class or series) be increased or decreased (but not below the number of shares then outstanding) from time to time by action of the Board of Directors;

          2. The rate of dividends, if any, on the shares of that class or series, whether dividends shall be cumulative and, if so, from which date or dates, whether dividends shall be payable in cash, property or rights, or in shares of the

Corporation, capital stock, and the relative rights of priority, if any, of payment of dividends on shares of that class or series over shares of any other class or series;

          3. Whether the shares of that series shall be redeemable and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, the event or events upon or after which they shall be redeemable, whether they shall be redeemable at the option of the Corporation, the stockholder or another person, the amount per share payable in case of redemption (which amount may vary under different conditions and at different redemption dates), whether such amount shall be a designated amount or an amount determined in accordance with a designated formula or by reference to extrinsic data or events and whether such amount shall be paid in cash, indebtedness, securities or other property or rights, including securities of any other corporation;

          4. Whether that class or series shall have a sinking fund for the redemption or purchase of shares of that class or series and, if so, the terms and amounts payable into such sinking fund;

          5. The rights to which the holders of the shares of that class or series shall be entitled in the event of voluntary or involuntary liquidation, dissolution, distribution of assets or winding up of the Corporation, relative rights of priority, if any, of payment of shares of that class or series over shares of any other series or class;

          6. Whether the shares of that series shall be convertible into or exchangeable for cash, shares of stock of any other class or any other series, indebtedness, or other property or rights, including securities of another corporation, and, if so, the terms and conditions of such conversion or exchange, including the rate or rates of conversion or exchange, and whether such rate shall be a designated amount or an amount determined in accordance with a designated formula or by reference to extrinsic data or events, the date or dates upon or after which they shall be convertible or exchangeable, the duration for which they shall be convertible or exchangeable, the event or events upon or after which they shall be convertible or exchangeable, and whether they shall be convertible or exchangeable at the option of the Corporation, the stockholder or another person, and the method (if any) of adjusting the rate of conversion or exchange in the event of a stock split, stock dividend, combination of shares or similar event;

          7. Whether the issuance of any additional shares of such class or series, or of any shares of any other class or series, shall be subject to restrictions as to issuance, or as to the powers, preferences or rights of any such other class or series; and

          8. Any other preferences, privileges and powers, and relative, participating, optional or other special rights, and qualifications, limitations or restrictions of such class or series, as the Board of Directors may deem advisable and as shall not be inconsistent with the provisions of the Corporation's Charter, as from time to time amended, and to the full extent now or hereinafter permitted by the laws of the State of Delaware.

     (c) DIVIDENDS. Payment of dividends shall be as follows on Preferred Stock other than the Series 1993 Preferred Stock;

          1. The holders of Preferred Stock of each class or series, in preference to the holders of Common Stock, shall be entitled to receive, as and when declared by the Board of Directors out of funds legally available therefor, all dividends, at the rate for such class or series fixed in accordance with the provisions of this Article Fourth and no more;

          2. Dividends may be paid upon, or declared or set aside for, any class or series of Preferred Stock in preference to the holders of any other class or series of Preferred Stock in the manner determined by the resolutions of the Board of Directors authorizing and creating such class or series;

          3. So long as any shares of Preferred Stock shall be outstanding, in no event shall any dividend, whether in cash or in property, be paid or declared nor shall any distribution be made, on the Common Stock, nor shall any shares of Common Stock be purchased, redeemed or otherwise acquired for value by the Corporation, unless all dividends on all cumulative classes and series of Preferred Stock with respect to all past dividend periods, and unless all dividends on all classes and series of Preferred Stock for the then current dividend period shall have been paid or declared, and provided for, and unless the Corporation shall not be in default with respect to any of its obligations with respect to any sinking fund for any class or series of Preferred Stock. The foregoing provisions of this subparagraph (3) shall not, however, apply to any dividend payable in Common Stock;

          4. No dividend shall be deemed to have accrued on any share of Preferred Stock of any class or series with respect to any period prior to the date of the original issue of such share or the dividend payment date immediately proceeding or following such date of the original issue, as may be provided in the resolutions of the Board of Directors creating such class or series. Preferred Stock shall not be entitled to participate in any dividends declared and paid on Common Stock, whether payable in cash, stock or otherwise. Accruals of dividends shall not pay interest.

     (d) DISSOLUTION OR LIQUIDATION. In the event of any voluntary or involuntary liquidation, dissolution of assets or winding up of the Corporation, the holders of the shares of each class and series of Preferred Stock then outstanding shall be entitled to receive out of the net assets of the Corporation, but only in accordance with the preferences, if any, provided for such class or series, before any distribution or payment shall be made to the holders of Common Stock, the amount per share fixed by the resolution or resolutions of the Board of Directors to be received by the holder of each such share on such voluntary or involuntary liquidation, dissolution, distribution of assets or winding up, as the case may be. If such payment shall have been made in full to the holders of all outstanding Preferred Stock of all classes and series, or duly provided for, the remaining assets of the Corporation shall be available for distribution among the holders of Common Stock as provided in this Article Fourth. If upon any such liquidation, dissolution, distribution of assets or winding up, the net assets of the Corporation available for distribution among the holders of any one or more classes or series of Preferred Stock which (i) are entitled to a preference over the holders of Common Stock upon such liquidation, dissolution, distribution of assets or winding up, and (ii) rank equally in connection therewith, shall be insufficient to make payment for the preferential amount to which the holders of such shares shall be entitled, then such assets shall be distributed among the holders of each such series of Preferred Stock ratably according to the respective amounts to which they would be entitled in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

     Neither the consolidation nor merger of the Corporation, nor the exchange, sale, lease or conveyance (whether for cash, securities, or other property) of all, substantially all or any part of its assets, shall be deemed a liquidation, dissolution, distribution of assets or winding up of the Corporation within the meaning of this provision.

     (e) VOTING RIGHTS. Except to the extent otherwise required by law or provided in the resolution of the Board of Directors adopted pursuant to authority granted in this Article Fourth, the shares of Preferred Stock shall have no voting power with respect to any matter whatsoever. The Board of Directors may determine whether the shares of any class or series shall have limited, contingent, full or no voting rights, in addition to the voting rights provided by law and, if so, the terms of such voting rights. In no event shall the Preferred Stock be entitled to more than one vote in respect of each share of such stock.

III. 6% JUNIOR CUMULATIVE CONVERTIBLE PREFERRED STOCK, SERIES B

     At a meeting held on September 26, 1994, the Board of Directors of American Resources of Delaware, Inc. duly adopted the following resolutions:

     RESOLVED, that pursuant to the authority expressly granted to and vested in the Board by provisions of the Certificate of Incorporation of the Company, as amended (the "Certificate of Incorporation"), and the General Corporation Law of the State of Delaware, the issuance of a series of Preferred Stock which shall consist of 1,000,000 shares, par value $.00001 per share, of the three million (3,000,000) shares of Preferred Stock which the Company now has authority to issue, be, and the same hereby is, authorized, and the Board hereby fixes the powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof of the shares of such series (in addition to the powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, set forth in the Certificate of Incorporation which may be applicable to the Preferred Stock) authorized by this resolution as follows:

     (a)  DESIGNATION AND RANK.

     The designation of the series of Preferred Stock authorized by this resolution shall be 6% Junior Cumulative Convertible Preferred Stock (the "Series B Preferred Stock"). The maximum number of shares of Series B Preferred Stock shall be 1,000,000. Shares of the Series B Preferred Stock shall have a liquidation preference (the "Liquidation Preference") of $10.00 per share. The Series B Preferred Stock shall rank prior to the Company's Common Stock and to all other classes and series of equity securities of the Company now or hereafter authorized, issued or outstanding, other than any classes or series of equity securities of the Company ranking on a parity with or senior to the Series B Preferred Stock as to dividend rights or rights upon liquidation, winding up or dissolution of the Company. The Series B Preferred Stock shall be junior to the Series 1993 8% Convertible Preferred Stock as to both the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up of the Company, and shall be junior to all outstanding debt of the Company. The Series B Preferred Stock shall be subject to the creation of senior stock parity stock and junior stock to the extent not expressly prohibited by the Company's Certificate of Incorporation.

     (b)  DIVIDENDS.

          1. General Obligation. When and as declared by the Board of Directors, to the extent permitted by law, the

Corporation shall pay to the holder of the Series B Preferred
Stock preferential dividends as more fully set forth in this Section (b).

          2. Rate and Payment Dates. Dividends shall be payable quarterly on the 15th day (or if not a business day, on the next business day) of January, April, July and October of each year at the rate of 6% per annum of the aggregate Liquidation Preference of the Series B Preferred Stock. Dividends shall be paid in cash or, at the election of the Corporation, in the Common Stock of the Corporation based upon the closing bid price of the Common Stock on the date the dividend is declared, as more fully provided in Section (e)(5)(1) below. Unpaid dividends will accumulate without interest. The initial quarterly dividend payable on January 15, 1994 and the amount of any dividend payable for any other period shorter than a dividend period shall be computed on the basis of a 360-day year composed of twelve 30-day months and the actual number of days elapsed in the dividend period.

     Each declared dividend shall be payable to holders of record as they appear on the stock books of the Company at the close of business on the record date, which shall not be more than 60 calendar days preceding the payment date therefor, as determined by the Board of Directors (the "Board"). Accrued and unpaid dividends for any prior dividend periods may be declared and paid at any time, without reference to any regular dividend payment date, to holders of record on such date, not exceeding 45 days preceding the payment date thereof as may be fixed by the Board.

          3. Restriction on Series B Preferred Stock Dividends. The Corporation shall not pay any dividends on the Series B Preferred Stock if (i) there is any interest due and unpaid on any debt instrument of the Corporation, (ii) the declaration and payment would violate any contract to which the Corporation is a party, or (iii) any dividends on the Series 1993 8% Convertible Preferred Stock or any stock of the Corporation ranking as to the payment of dividends senior to the Series B Preferred Stock are in arrears.

          4. Restriction on Parity or Junior Stock Dividends and Repurchases. No full dividends shall be declared or paid or set apart for payment on Preferred Stock of any series ranking, as to dividends, on a parity with or junior to the Series B Preferred Stock for any period unless full dividends for the immediately preceding dividend period on the Series B Preferred Stock (including any accumulation in respect of unpaid dividends from prior dividend periods) have been or contemporaneously are declared and paid (or declared and a sum sufficient for the payment thereof set apart for such payment). When dividends are not paid in full (or declared and a sum sufficient for such full payment is not so set apart) upon the Series B Preferred Stock and any other Preferred Stock ranking on a parity as to dividends with the Series B Preferred Stock dividends declared upon shares of Series B Preferred Stock and such other Preferred Stock ranking on a parity as to dividends shall be declared pro rata, so that the amount of dividends declared per share on the Series B Preferred Stock and such other Preferred Stock shall bear in all cases to each other the same ratio that accrued dividends on the shares of Series B Preferred Stock and accrued dividends on such other Preferred Stock bear to each other as of their respective immediately preceding dividend periods.

     Unless full dividends on the Series B Preferred Stock and any parity stock have been declared and paid or set apart for payment for their respective immediately preceding dividend periods (including any accumulation in respect of unpaid dividends for prior dividend periods) (i) no cash dividend or distribution (other than in shares of Common Stock or other junior stock) shall be declared or paid or set aside for payment on Common Stock or other junior stock and (ii) the Corporation may not, directly or indirectly, repurchase, redeem or otherwise acquire any shares of its Common Stock or junior stock (or pay any moneys into a sinking fund for the redemption of any shares) except by conversion into or exchange for Common Stock or other junior stock or except in connection with any benefit plan or arrangement.

     (c)  LIQUIDATION.

          1. General. Upon any liquidation, dissolution or winding up of the Corporation, the holders of the Series B Preferred Stock shall be entitled to be paid out of the assets of the Corporation available for distribution to stockholders, before any distribution or payment is made upon any Common Stock or any other stock ranking as to the distribution of assets upon liquidation, dissolution or winding up of the Corporation junior to the Series B Preferred Stock an amount in cash equal to the amount of any accumulated but unpaid dividends plus the Liquidation Preference of the Series B Preferred Stock (collectively, the "Liquidation Value"), and shall not be entitled to any further payment. Written notice of such liquidation, dissolution or winding up, stating a payment date, the amount of the payment and the place where the amounts distributable shall be payable, shall be mailed by certified or registered mail, return receipt requested, not less than 60 days prior to the payment date stated therein, to each record holder of any share of Series B Preferred Stock. Neither the consolidation or merger of the Corporation into or with any other corporation or corporations nor the sale or transfer by the Corporation of all or any part of its assets, nor the reduction of the capital stock of the Corporation, shall be deemed to be a liquidation, dissolution or winding up of the Corporation for purposes hereof.

          2. Partial Distribution of Assets. If the amounts available for distribution with respect to the Series B Preferred Stock and all other outstanding stock of the Corporation ranking on a parity with the Series B Preferred Stock upon liquidation are not sufficient to satisfy the full liquidation rights of all the outstanding Series B Preferred Stock and stock ranking on a parity therewith, then the holders of each series of such stock will share ratably in any such distribution of assets in proportion to the full respective preferential amount (which in the case of Preferred Stock may include accumulated dividends) to which they are entitled.

     (d)  VOTING.

          1. General. Except as otherwise required by law, the holders of Series B Preferred Stock shall be entitled to participate in all actions of the stockholders thereof and shall be entitled to receive notice of any meeting of the stockholders of the Corporation. Each share of Series B Preferred Stock issued and outstanding from time to time shall be entitled to one vote on all matters properly before the stockholders of the Corporation, except that when any other series of Preferred Stock shall have the right to vote with the Series B Preferred Stock as a single class on any matter, then the Series B Preferred Stock and such other series shall have with respect to such matters one vote per $10.00 of stated liquidation preference.

          2. Class Votes. In addition, so long as any shares of the Series B Preferred Stock remain outstanding, the affirmative vote or consent of the holders of at least a majority of the shares of the Series B Preferred Stock outstanding at the time, given in person or by proxy, either in writing or at a meeting (voting as a class with the holders of all other series of Preferred Stock ranking on a parity with the Series B Preferred Stock as to the payment of dividends or the distribution of assets upon liquidation, dissolution or winding up of the Corporation), will be necessary to permit, effect or validate:
(i) the authorization, creation or issuance, or any increase in authorized or issued amount, of any class or series of stock ranking prior to the Series B Preferred Stock with respect to the payment of dividends or the distribution of assets on liquidation, dissolution or winding up of Corporation; (ii) the amendment, alteration or repeal of any of the provisions of the Certificate of Incorporation, which would materially or adversely affect any right, preference or privilege of the Series B Preferred Stock or of the holders thereof; or (iii) the merger or consolidation of the Corporation if the effect of such merger or consolidation would be to materially alter or change the powers, preference or rights given to the holders of any shares of the Series B Preferred Stock; provided, however, that the authorization or issuance of additional shares of Common Stock or the creation and issuance of other series of Preferred Stock ranking equal or junior to the Series B Preferred Stock with respect to dividends or the distribution of assets upon liquidation or winding up, shall not be deemed to materially and adversely affect such rights, preferences or privileges.

     (e)  CONVERSION.

          1. General. Subject to the other provisions hereof, each share of the Series B Preferred Stock shall be convertible, at the option of the holder thereof, after the date of issuance of such share at the of office of this Corporation or any transfer agent for the Series B Preferred Stock into that number of shares of fully paid and nonassessable shares of Common Stock derived from dividing the Liquidation Preference by the Conversion Price. For purposes hereof, the Conversion Price shall be equal to 73% of the closing bid price of the Common Stock on the date a notice of conversion is actually received by the Corporation under subparagraph (e)(3) below. The closing bid price for a date shall be the reported last bid price regular way on the New York Stock Exchange or, if the Common Stock is not listed or admitted to trading on such exchange, on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if the Common Stock not listed or admitted to trading on any national securities exchange, on the National Association of Securities Dealers Automated Quotations ("NASDAQ") National Market System, or, if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on such National Market System, the closing bid price as reported by NASDAQ or such other system then in use, or, if the Common Stock is not quoted by any such organization, the closing bid price in the over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by the Corporation for that purpose.

          2. Limitations. Notwithstanding the foregoing, the Series B Preferred Stock shall (i) not be convertible until the forty-first day after issuance of the Series B Preferred Stock and (ii) thereafter, only one-half of the Series B Preferred Stock shall be convertible in any given month, with conversions during a given month to be effected on a first come, first serve basis based upon the date of actual receipt of each notice of conversion; provided, however, that if the Corporation is unable to determine the specific order of receipt of notices and the total amount requested for conversion exceeds the limitation set forth in subsection (ii) hereof, requested conversions shall be given effect in such manner as the Board shall deem equitable, which determination shall be conclusive on all holders of Series B Preferred Stock.

          3. Mechanics of Conversion. Before any holder of Series B Preferred Stock shall be entitled to convert the same into shares of Common Stock he shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Series B Preferred Stock and shall give written notice by facsimile or by mail, postage prepaid, to the Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series B Preferred Stock or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled. Such, conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series B Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. If certificates for Common Stock are not delivered within 5 business days of actual receipt of a duly completed election to convert and the certificate to be converted, then the Corporation shall reimburse the holder for the loss in value, if any, from the closing bid price of the Common Stock on the fifth day after receipt of the conversion notice and the closing bid price of the Common Stock on the date certificates therefor are actually issued and mailed to the holder multiplied by the number of shares of Common Stock into which the Series B Preferred Stock is converted, provided that in no event shall such amount exceed 5% of the closing bid price of the Common Stock on the fifth day after closing multiplied by the number of shares of Common Stock converted.

          4. Dividend Upon Conversion. Holders of shares of Series B Preferred Stock at the close of business on a dividend payment record date shall be entitled to receive the dividend payable on such shares on the corresponding dividend payment date notwithstanding the conversion thereof following such dividend payment record date and prior to such dividend payment date. However, shares of Series B Preferred Stock surrendered for conversion during the period between the close of business on any dividend payment record date and the opening of business on the corresponding dividend payment date except shares converted after the issuance of notice of redemption with respect to a redemption date during such period, such shares of Series B Preferred Stock being entitled to such dividend on the dividend payment date must be accompanied by payment of an amount equal to the dividend payable on such shares on such dividend payment date. A holder of shares of Series B Preferred Stock on a dividend payment record date who (or whose transferee) tenders any such shares for conversion into shares of Common Stock on such dividend payment date will receive the dividend payable by the Corporation on such shares of Series B Preferred Stock on such date, and the converting holder need not include payment of the amount of such dividend upon surrender of shares of Series B Preferred Stock for conversion. Except as provided above, the Corporation shall make no payment or allowance for unpaid dividends, whether or not in arrears, on converted shares or for dividends on the shares of Common Stock issued upon such conversion.

          5. Adjustment Provisions. The number of shares of Common Stock issuable upon the conversion of the Preferred Stock and the Conversion Price shall be subject to adjustment as follows:

          (i) In case the Corporation shall (i) pay a dividend on Common Stock in Common Stock; or securities convertible into, exchangeable for or otherwise entitling a holder thereof to receive Common Stock (ii) declare a dividend payable in cash on its Common Stock and at substantially the same time offer its shareholders a right to purchase new Common Stock (or securities convertible into, exchangeable for or other entitling a holder thereof to receive Common Stock) from the proceeds of such dividend (alI Common Stock so issued shall be deemed to have been issued as a stock dividend), (iii) subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock (iv) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (v) issue by reclassification of its Common Stock any shares of Common Stock of the Corporation, the number of shares of Common Stock issuable upon conversion of the Series B Preferred Stock immediately prior thereto shall be adjusted so that the holders of the Series B Preferred Stock shall be entitled to receive after the happening of any of the events described above that number and kind of shares as the holders would have received had such Series B Preferred Stock been converted immediately prior to the happening of such event or any record date with respect thereto. Further, the number of shares of Common Stock payable in dividends pursuant to Section (b) hereof shall be subject to adjustment as set forth in this subsection (5)(i) if the Corporation shall (x) subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock or (y) combine its outstanding shares of Common Stock into a small number of shares of Common Stock. Any adjustment made pursuant to this subdivision shall become effective immediately after the close of business on the record date in the case of a stock dividend and shall become effective immediately after the close of business on the effective date in the case of a stock split, subdivision, combination or reclassification.

          (ii) In case the Corporation shall distribute, without receiving consideration therefor, to all holders of its Common Stock evidences of its indebtedness or assets (excluding cash dividends other than as described in Section (e)(5)(ii)), then in such case, the number of shares of Common Stock thereafter issuable upon the conversion of each share of Series B Preferred Stock shall be determined by multiplying the number of shares of Common Stock theretofore issuable upon the conversion of each share of Series B Preferred Stock by a fraction, of which the numerator shall be the closing bid price per share of Common Stock on the record date for such distribution, and of which the denominator shall be the closing bid price of the Common Stock less the then fair value (as determined by the Board of Directors of the Corporation whose determination shall be conclusive) of the portion of the assets or evidences of indebtedness so distributed per share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date for the determination of stockholders entitled to receive such distribution.

          (iii) Any adjustment in the number of shares of Common Stock issuable hereunder otherwise required to be made by this Section (e)(5) will not have to be made if such adjustment would not require an increase or decrease in one percent (1%) or more in the number of shares of Common Stock issuable upon conversion of the Series B Preferred Stock. No adjustment in the conversion Rate will be made for the issuance of shares of capital stock to directors, employees or independent contractors pursuant to the Corporation's or any of its subsidiaries' stock option, stock ownership or other benefit plans or arrangements or trusts related thereto or for issuance of any shares of Common Stock pursuant to any plan providing for the reinvestment of dividends or interest payable on securities of the Corporation and the investment of additional optional amounts in shares of Common Stock under such plan.

          (iv) Whenever the number of shares of Common Stock issuable upon the conversion of the Series B Preferred Stock is adjusted, as herein provided, the Conversion Price shall be adjusted (to the nearest cent) by multiplying such Conversion Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of shares of Common Stock issuable upon the exercise of each share of Series B Preferred Stock immediately prior to such adjustment, and of which the denominator shall be the number of shares of Common Stock issuable immediately thereafter.

          (v) The Corporation from time to time (by action of the Board of Directors) may increase the conversion rate (or decrease the Conversion Price) by any amount for any period of time if the period is at least 20 days, the increase is irrevocable during the period and the Board of Directors of the Corporation in its sole discretion shall have made a determination that such increase would be in the best interests of the Corporation, which determination shall be conclusive. Whenever the conversion rate is increased pursuant to the preceding sentence, the Corporation shall mail to holders of record of the Series B Preferred Stock a notice of the increase at least 15 days prior to the date the increased conversion rate takes effect, and such notice shall state the increased conversion rate and the period it will be in effect.

          6. Mergers, Etc. In the case of any (i) consolidation or merger of the Corporation into any entity (other than a consolidation or merger that does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Corporation), (ii) sale, transfer, lease or conveyance of all or substantially all of the assets of the Corporation as an entirety or substantially as an entirety, or (iii) reclassification, capital reorganization or change of the Common Stock (other than solely a change in par value, or from par value to no par value), in each case as a result of which shares of Common Stock shall be converted into the right to receive stock securities or other property (including cash or any combination thereof), each holder of a share of Series B Preferred Stock then outstanding shall have the right thereafter to convert such share only into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale, transfer, capital reorganization or reclassification by a holder of the number of shares of Common Stock of the Corporation into which such shares of Series B Preferred Stock would have been converted immediately prior to such consolidation, merger, sale, transfer, capital reorganization or reclassification, assuming such holder of Common Stock of the Corporation (A) is not an entity with which the Corporation consolidated or into which the Corporation merged or which merged into the Corporation or to which such sale or transfer was made, as the case may be ("constituent entity"), or an affiliate of a constituent entity, and (B) failed to exercise his or her rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer (provided that if the kind or amount of securities, cash and other property receivable upon such consolidation merger, sale or transfer is not the same for each share of Common Stock of the Corporation held immediately prior to such consolidation, merger, sale or transfer by other than a constituent entity or an affiliate thereof and in respect of which such rights or election shall not have been exercised ("non-electing share"), then for the purpose of this Section (e)(6) the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). If necessary, appropriate adjustment shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the holders of shares of Series B Preferred Stock to the end that the provisions set forth herein shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock or other securities or property thereafter deliverable on the conversion of the shares. The above provisions shall similarly apply to successive consolidations, mergers, sales, transfers, capital reorganizations and reclassification. The Corporation shall not effect any such consolidation, merger, sale or transfer unless prior to or simultaneously with the consummation thereof the successor company or entity (if other than the Corporation) resulting from such consolidation, merger, sale or transfer shall assume, by written instrument, the obligation to deliver to the holder of each share of Series B Preferred Stock such shares of stock securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to receive under this Section (e)(6).

          7. No Impairment. This Corporation shall not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section (e) and in taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of Series B Preferred Stock against impairment.

          8. Fractional Shares. Any fractional shares issuable upon conversion. of the Series B Preferred Stock or as dividends payable on the Series B Preferred Stock shall be rounded to the nearest whole share or, at the election of the Corporation, the Corporation shall pay the holder thereof an amount in cash equal to the closing bid price thereof. Whether or not fractional shares are issuable upon conversion shall be determined on the basis of the total number of shares of Series B Preferred Stock the holder is at the time converting to Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

          9. Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price of Series B Preferred Stock pursuant to Section (e)(5), the Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of such Series B Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon written request at any time of any holder of Series B Preferred Stock, furnish or cause to be furnished to such holder a certificate setting forth (A) the Conversion Price at the time in effect, and
(B) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of a share of Series B Preferred Stock.

          10. Reservation of Common Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of shares of Series B Preferred Stock such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series B Preferred Stock. If at any time the number of authorized but unissued shares of Common Stock shall be insufficient to satisfy the conversion rights hereunder, in addition to such other remedies as shall be available to the holder of Series B Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

          11. Status of Converted Stock. In the event any shares of Series B Preferred Stock shall be converted pursuant to Section (e) hereof the shares so converted shall be cancelled and shall not be issuable by the Corporation but shall have the status of authorized but unissued shares of Preferred Stock and may be reissued by the Corporation at any time as shares of any series of Preferred Stock other than Series B Preferred Stock.

     (f)  REDEMPTION.

          1. Optional Redemption by the Corporation. The shares of Series B Preferred Stock may be redeemed by the Corporation in whole or in part at the Liquidation Preference thereof, plus accrued and unpaid dividends (the "Redemption Price"), at any time after January 1, 1996, provided that the average closing bid price of a share of Common Stock is at least equal to 120% of the closing bid price on the date of the initial issuance of the Series B Preferred Stock, as the same may adjusted below (the "Call Price"). for any period of at least 5 consecutive trading days ending within 30 days prior to the date on which the Corporation mails notice to the holders of the Series B Preferred Stock of the date (the "Redemption Date") and place of redemption, as more fully provided in Section (f)(2) below.

     If fewer than all the outstanding shares of Series B
Preferred Stock are to be redeemed, the Corporation will select those to be redeemed pro rata, by lot or by other method deemed equitable by the Corporation in its sole discretion.

     On and after the Redemption Date, dividends shall cease to accrue on the shares of Series B Preferred Stock called for redemption, and they shall be deemed to cease to be outstanding, provided that the Redemption Price (including any accrued and unpaid dividends to the date fixed for redemption) has been duly paid or provided for. If the Redemption Date falls after a dividend payment record date and prior to the corresponding dividend payment date, then each holder of Series B Preferred Stock at the close of business on such record date shall be entitled to the dividend payable on such shares on the corresponding dividend payment date notwithstanding the redemption of such shares before such dividend payment date. Except as provided above, the Corporation shall make no payment or allowance for unpaid dividends, whether or not in arrears, on shares of Series B Preferred Stock called for redemption or on the shares of Common Stock issued upon such redemption.

          2. Notice of Redemption. Notice of any redemption, setting forth (i) the Redemption Date and the place fixed for redemption, (ii) the Redemption Price, (iii) a statement that dividends on the shares of Series B Preferred Stock to be redeemed will cease to accrue on such Redemption Date and (iv) a statement of or reference to the conversion right set forth in Section (e) hereof including that the right to give a notice of conversion in respect of any shares to be redeemed shall terminate at the close of business on the date prior to the Redemption Date), shall be mailed, postage prepaid, at least 20 days prior to the Redemption Date to each holder of record of the Series B Preferred Stock to be redeemed at his or her address as the same shall appear on the books of the Company or its transfer agent. If fewer than all the shares of the Series B Preferred Stock owned by such holder are then to be redeemed, the notice shall specify the number of shares thereof that are to be redeemed and, if practicable, the numbers of the certificates representing such shares.

          3. Mechanics of Redemption. At any time up to the date immediately prior to the Redemption Date, the holders shall have the right to convert the Series B Preferred Stock into Common Stock as more fully provided in Section (e) hereof. Unless so converted, at the close of business on redemption Date, each share of Series B Preferred Stock to be redeemed shall be automatically cancelled and converted into a right to receive the Redemption Price, and all rights of the Series B Preferred Stock, including the right to conversion and to receive dividends, shall cease without further action. At any time following the Redemption Date, holders of the Series B Preferred Stock may surrender their certificates at the office of the Corporation or any transfer agent therefor, duly endorsed and with signature guaranteed. As soon as practicable after surrender of the certificate, the Corporation or transfer agent, as the case may be, shall forward payment of the Redemption Price to the holder thereof or his assignee.

          4. Adjustment of Call Price. The Call Price shall be adjusted proportionally upon any adjustment of the Conversion Price under Section (e)(5) hereof in the event of any stock dividend, stock split, combination of shares or similar event.

          5. Retired Shares. Shares of Series B Preferred Stock redeemed, purchased or otherwise acquired for value by the Company, including by conversion in accordance with Section (e) hereof, shall, after such acquisition, have the status of authorized and unissued shares of Preferred Stock and may be reissued by the Corporation at any time as shares of any series of Preferred Stock other than as shares of Series B Preferred Stock.

     (g)  NOTICES.

          1. Upon Corporation. Any notice pursuant to the terms hereof to be given or made by a holder of shares of Preferred

Stock to or upon the Corporation shall be sufficiently given or made if sent by facsimile or by mail, postage prepaid, addressed
(until another address is sent by the Corporation to the holder) as follows:

               American Resources, Inc.
               950 North Finance Center Drive
               Suite 270
               Tucson, Arizona 85710
               Fax No. 602-298-2440

          2. Upon Series B Preferred Stock Holders. Any notice pursuant to the terms hereof to be given or made by the Corporation to or upon any holder of shares of Series B Preferred Stock shall be sufficiently given or made if sent by mail, postage prepaid, addressed (until another address is sent by the holder to redemption Corporation) to the address of such holder on the records of the Corporation.

          3. Registration of Transfer. The Corporation shall keep at its principal office (or such other place as the Corporation reasonably designates) a register for the registration of shares of Series B Preferred Stock. Upon the surrender of any certificate representing Series B Preferred Stock at such place, the Corporation shall, at the request of the registered holder of such certificate, execute and deliver (at the Corporation's expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of shares of Series B Preferred Stock represented by the surrendered certificate (and the Corporation forthwith shall cancel such surrendered certificate), subject to the requirements of applicable securities laws. Each such new certificate shall be registered in such name and shall represent such number of shares of Series B Preferred Stock as shall be requested by the holder of the surrendered certificate, shall be substantially identical in form to the surrendered certificate, and the shares of Series B Preferred Stock represented by such new certificate shall be entitled to dividends from the date to which dividends shall have been paid on the shares represented by the surrendered certificate at the rate and in the manner applicable to such certificate.

                          ARTICLE FIVE

     The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

          1. The directors in their discretion may submit any contract or act for approval or ratification at any annual meeting of the stockholders or at any meeting of the stockholders called for the purpose of considering any such act or contract and any contract or act that shall be approved or be ratified by the vote of the holders of a majority of the stock of the Corporation which is represented in person or by proxy at such meeting and entitled to vote thereat (provided that a lawful quorum of stockholders be there represented in person or by proxy shall be as valid and as binding upon the Corporation and upon all the stockholders as though it had been approved or ratified by every stockholder of the Corporation, whether or not the contract or act would otherwise be open to legal attack because of director's interest, or for any other reason.

          2. In addition to the powers and authorities hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation; subject, nevertheless, to the provisions of the statutes of Delaware, of this certificate, and to the By-Laws.

                           ARTICLE SIX

     The Corporation may, to the full extent permitted by Section
145 of the Delaware General Corporation Law, as amended from time to time, indemnify all persons whom it may indemnify pursuant thereto.

                          ARTICLE SEVEN

     Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware, may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provision of section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also of this Corporation.

                          ARTICLE EIGHT

     Election of directors need not be by written ballot unless the Bylaws of the Corporation so provide.

                          ARTICLE NINE

     Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

                           ARTICLE TEN

     The Corporation, by its Board of Directors, reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed by law, and all rights and powers conferred herein on stockholders, directors and officers are subject to this reserved power.


     IN WITNESS WHEREOF, the Corporation has caused this
Certificate to be executed in its name and on its behalf by its duly authorized officer as of the 9th day of December, 1996.
                                  ---


                             AMERICAN RESOURCES OF DELAWARE, INC.


                             By:/S/ Rick G. Avare

                                ---------------------------------
                                Rick G. Avare
                                President and Chief
                                Executive Officer

ATTEST:


/S/ Karen M. Underwood
-----------------------
Karen M. Underwood
Secretary

                           Exhibit 4.9

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). THIS SUBSCRIPTION AGREEMENT SHALL NOT CONSTITUTE AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL. THE SECURITIES ARE "RESTRICTED" AND MAY NOT BE RESOLD OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

            CONVERTIBLE DEBENTURE  PURCHASE AGREEMENT

              AMERICAN RESOURCES OF DELAWARE, INC.


          THIS AGREEMENT is made this      day of October, 1996,
                                      ----
between AMERICAN RESOURCES OF DELAWARE, INC., Nasdaq Symbol "GASS" (the "Company"), a Delaware corporation, with its principal office at 160 Morgan Street, Versailles, Kentucky
40383, and                                (the "Purchaser"), with
           ------------------------------
its principal office at
                        ------------------------------------.

          IN CONSIDERATION of the mutual covenants contained in this Agreement, the Company and the Purchaser agree as follows:

          Section 1.  Certain Definitions.  For purposes of this
                      -------------------
Agreement:

          "Closing Date" means the date agreed to by the parties for the delivery of the Debenture against a wire transfer of the funds to the Company.

          "Closing" means the completion of the purchase and sale of the Debenture on the Closing Date.

          "Common Stock" means the Common Stock of the Company
$.00001 par value.

          "Conversion Date" means the date on which the Purchaser has telecopied the Notice of Conversion to the Company.

          "Conversion Shares" means the Common Stock issued upon the conversion of the Convertible Debenture.

          "Convertible Debenture" means the Debenture of the Company convertible into common stock of the Company as hereinafter provided.

          "Conversion Price" means an amount equal to a twenty-five (25%) percent discount from the average closing bid price of the Common Stock as reported by Nasdaq or on other securities exchanges or markets on which the Common Stock is listed for the previous five (5) business days ending on the day before the Conversion Date. The Conversion Price may not exceed the closing bid price of the Company's Common Stock on the Closing Date.

          "Debenture" or "Debentures" means the Convertible
Debenture or Convertible Debentures, as appropriate.

          Section 2.  Authorization and Sale of Debenture.
                      -----------------------------------

          2.1  Authorization.  Subject to the terms and
               -------------
conditions of this Agreement, the Company has authorized the execution and delivery of one or more Convertible Debenture purchase agreements in an aggregate principal amount of Six Million ($ 6,000,000) Dollars (the "Principal"), with a maturity
date of 5:00 PM Eastern Standard Time on October   , 1997 (the
                                                 --
"Maturity Date"). The Company promises to pay to the Purchaser the Principal if any remains unconverted, with interest at 4% per annum, in shares of Common Stock on the Maturity Date. The Principal and interest on this Debenture is payable only in shares of Common Stock pursuant to the formula as described in
Section 3.2 below (form of Debenture annexed hereto as Exhibit
A).

          2.2  Agreement to Execute and Delivery the Debenture
               -----------------------------------------------
Agreement and the Debenture.  The Company will borrow $
---------------------------                            --------
from the Purchaser in reliance upon the representations and warranties of the Company contained in this Agreement. The Purchaser will lend such sum to the Company, upon the terms and conditions hereinafter set forth. The Debenture shall pay four (4%) percent interest per annum, payable in common stock at the time of each Conversion Date. Such loan shall occur on the Closing Date.

          2.3  Time and Place of Closing.  The Closing shall be
               -------------------------
held at the offices of Sheldon E. Goldstein, P.C. ("Escrow
Agent"), 65 Broadway, New York, NY 10006, as promptly as practicable as agreed to by the parties to this Agreement.

          2.4  Payment and Delivery.  At or prior to the Closing,
               --------------------
the following shall occur:

               (a) Purchaser shall remit by wire transfer the Purchase Price to Escrow Agent as per separate Escrow Agreement, as payment in full for the Debenture.

               (b)  Company shall deliver or cause to be
delivered to Escrow Agent this Debenture Agreement and a Debenture, substantially in the form set forth in Exhibit B hereto, bearing the original signatures of an authorized officer of the Company.

               (c)  Wire instructions for Sheldon E. Goldstein,
P.C. are as follows:

               Chase Manhattan Bank, N.A.
               ABA #021000021
               For the Account of
               United States Trust Company of New York
               Account #920-1-073195
               In Favor of
               Sheldon E. Goldstein, P.C. Attorney Trust Account
               Account #59-02347

          Section 3.  General Representations and Warranties of
                      -----------------------------------------
the Company.  The Company hereby represents and warrants to, and
-----------
covenants with, the Purchaser that the following are true and correct as of the date hereof and as of the Closing Date.

          3.1  Organization; Qualification.  The Company is a
               ---------------------------
corporation duly organized and validly existing under the laws of Delaware and is in good standing under such laws. The Company has all requisite corporate power and authority to own, lease and operate its properties and assets, and to carry on its business as presently conducted. The Company is qualified to do business as a foreign corporation in each jurisdiction in which the ownership of its property or the nature of its business requires such qualification, except where failure to so qualify would not have a material adverse effect on the Company.

          3.2  Capitalization.  The authorized capital stock of
               --------------
the Company consists of 23,000,000 Shares, 20,000,000 Shares of which are Common Stock, $.00001 par value, of which 6,578,572 have been issued and 3,000,000 Shares of which are Preferred Stock, of which 268,851 have been issued. All issued and outstanding Shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable. As of the Closing Date, the Company had reserved from its authorized but unissued shares of Common Stock a sufficient number of shares of Common Stock for issuance upon conversion of the Debenture, which is convertible at any time after the Closing Date, at Purchaser's option, at the Conversion Price, and will be automatically converted on the first anniversary of closing, at the Conversion Price, if not previously converted. Each such conversion shall reduce the principal amount owing on the Debenture by the amount stated in the Notice of Conversion (Exhibit B) and will be reflected in a Convertible Debenture Principal Reduction Schedule signed by an authorized officer of the Company.

          3.3  Authorization.  The Company has all requisite
               -------------
corporate right, power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. All corporate action on the part of the Company, its directors and shareholders necessary for the authorization, execution, delivery and performance of this Agreement and the Debenture by the Company, the authorization, sale, issuance and delivery of the Conversion Shares and the performance of the Company's obligations hereunder has been taken. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy as they may apply to the indemnification provisions set forth in Section 7.4 of this Agreement. Upon their issuance and delivery pursuant to this Agreement, the Conversion Shares will be validly issued, fully paid and nonassessable and will be free of any liens or encumbrances except for those imposed by or on behalf of the Purchaser, its creditors or agents; provided, however, execution and delivery of this Agreement will not give rise to any preemptive right or right of first refusal or right of participation on behalf of any person.

          3.4  No Conflict.  The execution and delivery of this
               -----------
Agreement do not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit, under, any provision of the Articles of Incorporation, and any amendments thereto, Bylaws, Stockholders Agreements and any amendments thereto of the Company or any material mortgage, indenture, lease or other agreement or instrument, permit, concession, franchise, license, judgment, order, decree statute, law, ordinance, rule or regulation applicable to the Company, its properties or assets.

          3.5  Accuracy of Reports and Information.  The Company
               -----------------------------------
is in full compliance, to the extent applicable, with all reporting obligations under either Section 12(b), 12 (g) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Action"). The Company has registered its Common Stock pursuant to Section 12 of the Exchange Act and the Common Stock is listed and trades on the Nasdaq Small Cap Market.

          The Company has filed all material required to be filed pursuant to all reporting obligations, under either Section 13(a) or 15(d) of the Exchange Act for a period of at least twelve (12) months immediately preceding the offer and sale of the Debenture (or for such shorter period that the Company has been required to file such material).

          3.6  SEC Filings/Full Disclosure.  For a period of at
               ---------------------------
least twelve (12) months immediately preceding this offer and sale (i) none of the Company's filings with the Securities and Exchange Commission contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading, and
(ii) the Company has timely filed all requisite forms, reports and exhibits thereto with the Securities and Exchange Commission.

          There is no fact known to the Company (other than general economic conditions known to the public generally) that has not been publicly disclosed by the Company or disclosed in writing to the Purchaser which could reasonably be expected to have a material adverse effect on the condition (financial or otherwise) or in the earnings, business affairs, properties or assets of the Company, or (ii) could reasonably be expected to materially and adversely affect the ability of the Company to perform its obligations pursuant to this Agreement.

          3.7  Absence of Undisclosed Liabilities.  The Company
               ----------------------------------
has no material liabilities or obligations, absolute or contingent (individually or in the aggregate), except as set forth in the Financial Statements or as incurred in the ordinary course of business after the date of the Financial Statements.

          3.8  Governmental Consent, etc.  No consent, approval
               --------------------------
or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement, or the offer, sale or issuance of the Debenture, or the consummation of any other transaction contemplated hereby, except the filing with the SEC of a registration statement on Form S-3 for the purpose of registering the Common Stock underlying the Debenture.

          3.9  Intellectual Property Rights.  Except as disclosed
               ----------------------------
in the Form 10-Ks, Form 10-Qs, Form 10-QSBs, and Form 8-Ks filed by the Company for a period of at least twelve (12) months immediately preceding this offer and sale and the Company's Private Placement Memorandum draft dated October 11, 1996 (the "Reports"), the Company has sufficient trademarks, trade names, patent rights, copyrights and licenses to conduct its business. To the Company's knowledge, neither the Company nor its products is infringing or will infringe any trademark, trade name, patent right, copyright, license, trade secret or other similar right of others currently in existence; and there is no claim being made against the Company regarding any trademark, trade name, patent, copyright, license, trade secret or other intellectual property right which could have a material adverse effect on the condition (financial or otherwise), business, results of operations or prospects of the Company.

          3.10 Material Contracts.  Except as set forth in the
               ------------------
Reports, the agreements to which the Company is a party described in the Reports are valid agreements, in full force and effect, the Company is not in material breach or material default (with or without notice or lapse of time, or both) under any of such agreements, and, to the Company's knowledge, the other contracting party or parties thereto are not in material breach or material default (with or without notice or lapse of time, or both) under any of such agreements.

          3.11  Litigation.  Except as disclosed in the Reports,
                ----------
there is no action, proceeding or investigation pending, or to the Company's knowledge threatened, against the Company which might result, either individually or in the aggregate, in any material adverse change in the business, prospects, conditions, affairs or operations of the Company. The Company is not a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or which the Company currently intends to initiate.

          3.12 Title to Assets.  Except as set forth in the
               ---------------
Reports, the Company has good and marketable title to all properties and material assets described in the Reports as owned by it, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest other than such as are not material to the business of the Company.

          3.13 Subsidiaries.  Except as disclosed in the Reports
               ------------
and the financial statements, the Company does not presently own or control, directly or indirectly, any interest in any other corporation, partnership, association or other business entity.

          3.14 Required Governmental Permits.  The Company is in
               -----------------------------
possession of and operating in compliance with all authorizations, licenses, certificates, consents, orders and permits from state, federal and other regulatory authorities which are material to the conduct of its business, all of which are valid and in full force and effect.

          3.15 Other Outstanding Securities.  Except as disclosed
               ----------------------------
in the Reports, there are no other material outstanding debt or equity securities presently convertible into Common Stock.

          3.16 Legal Opinion.  Purchaser shall, upon purchase of
               -------------
the Debenture, receive an opinion letter from counsel to the Company, and the Company represents that it will immediately obtain such an opinion from counsel to the effect that:

               (i) The Company is duly incorporated and validly existing under the laws and jurisdiction of its incorporation. The Company and/or its subsidiaries are duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions where the Company and/or its subsidiaries owns or leases properties, maintains employees or conducts business, except for jurisdictions in which the failure to so qualify would not have a material adverse effect on the Company, and has all requisite corporate power and authority to own its properties and conduct its business.

               (ii) There is no action, proceeding or
     investigation pending, threatened against the Company which might reasonably result, either individually or in the aggregate, in any material adverse change in the business, conditions, affairs or operations of the Company.

              (iii) The Company is not a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality.

               (iv) There is no action, suit, proceeding or investigation by the Company currently pending or which the Company currently intends to initiate.

               (v)  All issued and outstanding shares of Common
     Stock have been duly authorized and validly issued and are fully paid and nonassessable.

               (vi) The Debenture, which shall be issued at the closing, is properly issued in accordance with the law of the Company's state of incorporation.

              (vii) This Debenture Purchase Agreement, the issuance of the Debenture and the issuance of Conversion Shares, upon conversion of the Debenture, have been duly approved by all required corporate action and that, upon payment of the consideration by the Purchaser in the manner specified in the Convertible Debenture Purchase Agreement, all such securities, upon delivery, shall be validly issued and outstanding, fully paid and nonassessable.

            (viii) The issuance of the Conversion Shares, upon conversion of the Debenture in accordance with the terms and conditions of the Debenture and this Agreement, will not violate the applicable listing agreement between the Company and any securities exchange or market on which the Company's securities are listed. The Company has not received any
                             --------------------------------
     notice from Nasdaq questioning the continuing eligibility of
     ------------------------------------------------------------
     its Common Stock for trading in Nasdaq.
     --------------------------------------

               (ix) The Company's Common Stock is registered pursuant to Section 12(b) or Section 12(g) of the Securities Exchange Act of 1934, as amended, and the Company has timely
                                       --------------------------
     filed all the material requested to be filed pursuant to
     --------------------------------------------------------
     Sections 13(a) and 15(d) of such Act for a period of at
     -------------------------------------------------------
     least twelve months preceding the date hereof.
     ---------------------------------------------

               (x)  The authorized capital stock of the Company
                    -------------------------------------------
     consists of 23,000,000 shares, 20,000,000 Shares of which
     ---------------------------------------------------------
     are Common Stock, .00001 par value, of which 6,578,572 have
     -----------------------------------------------------------
     been issued, and 3,000,000 Shares of which are Preferred
     --------------------------------------------------------
     Stock, of which 268,851 have been issued.
     ----------------------------------------

               (xi) The Company has the requisite corporate power
                    ---------------------------------------------
     and authority to enter into the Agreements and to sell and
     ----------------------------------------------------------
     deliver the Debentures and the Conversion Shares to be
     ------------------------------------------------------
     issued upon the conversion of the Debentures as described in
     ------------------------------------------------------------
     the Agreements; each of the Agreements has been duly and
     --------------------------------------------------------
     validly authorized by all necessary corporate action by the
     -----------------------------------------------------------
     Company to our knowledge, no approval of any governmental or
     ------------------------------------------------------------
     other body is required for the execution and delivery of
     --------------------------------------------------------
     each of the Agreements by the Company or the consummation of
     ------------------------------------------------------------
     the transactions contemplated thereby; each of the
     --------------------------------------------------
     Agreements has been duly and validly executed and delivered
     -----------------------------------------------------------
     by and on behalf of the Company, as is a valid and binding
     ----------------------------------------------------------
     agreement of the Company, enforceable in accordance with its
     ------------------------------------------------------------
     terms, except as enforceability may be limited by general
     ---------------------------------------------------------
     equitable principles, bankruptcy, insolvency, fraudulent
     --------------------------------------------------------
     conveyance, reorganization, moratorium or other laws
     ----------------------------------------------------
     affecting creditors rights generally.
     ------------------------------------

             (xii)  To the best of our knowledge, the execution,
                    --------------------------------------------
     delivery and performance of the Agreements by the Company
     ---------------------------------------------------------
     and the performance of its obligations thereunder do not and
     ------------------------------------------------------------
     will not constitute a breach or violation of any of the
     -------------------------------------------------------
     terms and provisions of, or constitute a default under or
     ---------------------------------------------------------
     conflict with or violate any provision of (i) the Company's
     -----------------------------------------------------------
     Certificate of Incorporation or By-Laws, (ii) any indenture,
     ------------------------------------------------------------
     mortgage, deed of trust, agreement or other instrument to
     ---------------------------------------------------------
     which the Company is a party or by which it or any of its
     ---------------------------------------------------------
     property is bound, (iii) any applicable statute or
     --------------------------------------------------
     regulation or as other, (iv) or any judgment, decree or
     -------------------------------------------------------
     order or any court or governmental body having jurisdiction
     -----------------------------------------------------------
     over the Company or any of its property.
     ---------------------------------------

          Section 4.  Representations, Warranties and Covenants
                      -----------------------------------------
of the Purchaser.  The Purchaser represents and warrants to, and
----------------
covenants with, the Company that the following are true and correct as of the date hereof and as of the Closing Date.

          4.1  Authority.  The Purchaser's signatory has all
               ---------
right, power, authority and capacity to execute and deliver this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Purchaser and will constitute the legal, valid and binding obligations of the Purchaser, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy as they may apply to the indemnification provisions set forth in Section
7.4 of this Agreement.

          4.2  Investment Experience.  Purchaser is an
               ---------------------
"accredited investor" as defined in Rule 501(a) under the Securities Act. Purchaser is aware of the Company's business affairs and financial condition and has had access to and has acquired sufficient information about the Company, including the Reports to reach an informed and knowledgeable decision to acquire the Debenture. Purchaser has such business and financial experience as is required to give it the capacity to protect its own interests in connection with the purchase of the Debenture.

          4.3  Investment Intent.  Without limiting its ability
               -----------------
to resell the Debenture and underlying Common Stock pursuant to an effective registration statement, Purchaser represents that it is purchasing the Debenture for its own account as principal for investment purposes. Purchaser understands that its acquisition of the Debenture has not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein. Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchaser or otherwise acquire or take a pledge of) any of the Debenture except in compliance with the Securities Act and any applicable state securities laws, and the rules and regulations promulgated thereunder.

          4.4 Registration or Exemption Requirements. Purchaser -------------------------------------- further acknowledges and understands that the Debenture or the Conversion Shares may not be resold or otherwise transferred except in a transaction registered under the Securities Act and any applicable state securities laws or unless an exemption from such registration is available. Purchaser understands that the Debenture and, if converted, the Conversion Shares will be imprinted with a legend that prohibits the transfer of the Debenture unless (i) it is registered or such registration is not required, and (ii) if the transfer is pursuant to an exemption from registration other than Rule 144 under the Securities Act and, if the Company shall so request in writing, an opinion of counsel reasonably satisfactory to the Company is obtained to the effect that the transaction is so exempt.

          4.5  No Legal, Tax or Investment Advice.  Purchaser
               ----------------------------------
understands that nothing in this Agreement or any other materials presented to Purchaser in connection with the purchase and sale of the Debenture constitutes legal, tax or investment advice. Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchaser of the Debenture.

          4.6  Purchaser Review.  Purchaser hereby represents and
               ----------------
warrants that the Purchaser has carefully examined the Reports, and the financial statements contained therein. The Purchaser acknowledges that the Company has made available to the Purchaser all documents and information that it has requested relating to the Company and has provided answers to all of its questions concerning the Company and the Debenture. Nothing stated in the previous two sentences, however, shall be deemed to affect the representations and warranties of the Company contained in this Agreement.

          4.7  Legend.  The certificate or certificates
               ------
representing the Debenture and, upon conversion, the Underlying
Common Stock shall be subject to a legend restricting transfer under the Securities Act of 1933, such legend to be substantially as follows:

          "THIS DEBENTURE HAS BEEN ACQUIRED FOR INVESTMENT AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH DEBENTURE MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT WHICH, EXCEPT IN THE CASE OF AN EXEMPTION PURSUANT TO RULE 144 UNDER SAID ACT, IS CONFIRMED IN A LEGAL OPINION SATISFACTORY TO THE COMPANY."

The Debenture shall also include any legends required by any applicable state securities laws.

          The legend(s) shall be removed and the Company shall issue a replacement Debenture without such legend to the holder of such certificate if the Debenture or if such holder provides to the Company an opinion of counsel reasonably acceptable to the Company, to the effect that a public sale, transfer or assignment of such Debenture may be made without registration.

          4.8  Restrictions on Conversion of Debenture.  The
               ---------------------------------------
Purchaser or any subsequent holder of the Debenture (the "Holder") shall be prohibited from converting any portion of the Debenture which would result in the Purchaser or the Holder being deemed the beneficial owner, in accordance with the provisions of Rule 13d-3 of the Securities Exchange Act of 1934, as amended, of 4.99% or more of the then issued and outstanding Common Stock of the Company.

          4.9  Certain Risks.  The Purchaser recognizes that the
               -------------
purchase of the Shares involves a high degree of risk in that:

               (i)  an investment in the Company is highly
     speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Debenture;

               (ii) a purchaser may not be able to liquidate its investment;

              (iii) transferability of the Debenture is extremely limited;

               (iv) in the event of disposition, Purchaser could sustain the loss of its entire investment;

               (v)  the Debentures represent non-voting
     securities, which have the right to convert into and purchase shares of voting equity securities in a corporate entity;

               (vi) no return on investment, whether through distributions, appreciation, transferability or otherwise, and no performance by, through or of the Company, has been promised, assured, represented or warranted by the Company, or by any director, officer, employee, agent or representative thereof;

              (vii) while the Common Stock is presently quoted and traded on the Nasdaq Small Cap Market and while the Purchasers are beneficiaries of certain registration rights provided herein, the Debenture and the Conversion Shares:

               (a) are not registered under applicable federal or state securities laws, and thus may not be sold, conveyed, assigned or transferred unless registered under such laws or unless an exemption from registration is available under such laws, as more fully described below; and

               (b) are not quoted, traded or listed for trading or quotation on the Nasdaq Small cap Market, or any other organized market or quotation system, and there is therefore no present public or other market for such Debenture, nor can there be any assurance that the Common Stock will continue to be quoted, traded or listed for trading or quotation on the Nasdaq Small Cap Market or on any other organized market or quotation system.

          4.10 No Registration, Review or Approval.  The
               -----------------------------------
Purchaser acknowledges and understand that the limited private offering and sale of Shares pursuant to this Agreement has not been reviewed or approved by the SEC or by any state securities commission, authority or agency, and is not registered under the Act or under the securities or "blue sky" laws, rules or regulations of any state. The Purchaser acknowledges, understands and agrees that the Shares are being offered and sold hereunder pursuant to (i) a private placement exemption to the registration provisions of the Act pursuant to Section 3(b) or
Section 4(2) of such Act and Regulation D promulgated under such Act, and (ii) a similar exemption to the registration provisions of applicable state securities laws.

          Section 5.  Conditions to the Purchaser's Obligation to
                      -------------------------------------------
Purchase.  The Company understands that the Purchaser's
--------
obligation to purchase the Debenture is conditioned upon:

               (a)  Acceptance by Purchaser of this Subscription
Agreement for the purchase of the Debenture, as evidenced by the execution of this Agreement by its authorized officers;

               (b)  Delivery of the Debenture into Escrow;

               (c)  Delivery of legal opinion as required by this
                    ---------------------------------------------
Agreement.
---------

          Section 6.  Conditions to Company's Obligation to Sell.
                      ------------------------------------------
Purchaser understands that the Company's obligation to sell the Debenture is conditioned upon:

               (a) The receipt and acceptance by the Company of this Subscription Agreement for the Debenture as evidenced by execution of this Subscription Agreement by the President or any Vice President of the Company;

               (b) Delivery into escrow by Purchaser of good funds as payment in full for the purchase of the Debenture; and

          Section 7.  Registration of the Common Stock;
                      ---------------------------------
Compliance with the Securities Act.
----------------------------------

          7.1  Definitions.  For the purpose of this Section 7:
               -----------

               (a) the term "Registration Statement" shall mean any registration statement required to be filed by Section 7.2 below, and shall include any preliminary prospectus, final prospectus, exhibit or amendment included in or relating to such registration statement; and

               (b) the term "untrue statement" shall include any untrue statement or alleged untrue statement, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          7.2  Registration Procedures and Expenses.   The
               ------------------------------------
Company has entered into a Demand Registration Rights Agreement with Purchaser, whereby a holder of the Convertible Debenture has the right to demand that the Company:

               (a) promptly after the exercise of the Demand Registration Right and in sufficient time to have such registration effective within one hundred twenty (120) days thereof, file with the SEC a registration statement under the Securities Act on a form which is appropriate to register the Common Stock underlying the Debenture;

               (b) use its best efforts, subject to receipt of necessary information from the Purchaser, to cause such Registration Statement to become effective as promptly after filing as practicable;

               (c) prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective until termination of such obligation as provided in Section 7.9 below;

               (d) furnish to the Purchaser with respect to Conversion Shares registered on the Registration Statement (and to each underwriter, if any, of such Common Stock) such number of copies of prospectuses in conformity with the requirements of the Securities Act and such other documents as the Purchaser may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Conversion Shares by the Purchaser; provided, however, that the obligation of the Company to deliver copies of prospectuses to the Purchaser shall be subject to the receipt by the Company of reasonable assurances from the Purchaser that the Purchaser will comply with the applicable provisions of the Securities Act and of such other securities laws as may be applicable in connection with any use of such prospectuses;

               (e) file such documents as may be required of the Company for normal securities law clearance for the resale of the Common Stock in which states of the United States as may be reasonably requested by the Purchaser; provided, however, that the Company shall not be required in connection with this paragraph (e) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction;

               (f) bear all expenses in connection with the procedures in paragraphs (a) through (e) of this Section 7.2 and the registration of the Common Stock on such Registration Statement and the satisfaction of the blue sky laws of such states, including the reasonable fees and expenses of legal counsel to the Purchaser in connection with the procedures in paragraph (a) through (e) of this Section 7.2, other than underwriting discounts and selling commissions or expenses required by law to be borne by Purchaser; and

               (g) In the event that the Registration Statement is not effective within 120 days of the exercise of the Demand Registration Right, because of the Company's acts, solely and not due to Securities and Exchange Commission delay in response, the Company shall pay Purchaser by wire transfer, as liquidated damages for such failure and not as a penalty, two (2%) percent of the principal amount of this Debenture for the first month and three (3%) percent of the principal amount of this Debenture for each month thereafter until the Company procures registration of the Conversion Shares. If the Company does not remit the damages to the Purchaser as set forth above, the Company will pay the Purchaser reasonable costs of collection, including attorneys fees, in addition to the liquidated damages. Such payment shall be made to the Purchaser immediately if the registration of the Debenture is not effected; provided, however, that the payment of such liquidated damages shall not relieve the Company from its obligations to register the Debenture pursuant to this Section. The registration of the Debenture pursuant to this provision shall not affect or limit Purchaser's other rights or remedies as set forth in this Agreement.

          7.3  Underwriter.  The Company understands that the
               -----------
Purchaser disclaims being an "underwriter" (as such term is defined under the Securities Act and the rules and regulations promulgated thereunder (an "Underwriter")), but Purchaser being deemed an Underwriter shall not relieve the Company of any obligation it has hereunder.

          7.4  Indemnification.  Each of the Company and the
               ---------------
Purchaser agrees to indemnify the other and to hold the other harmless from and against any and all losses, damages, liabilities, costs and expenses (including reasonable attorneys' fees) which the other may sustain or incur in connection with the breach by the indemnifying party of any representation, warranty or covenant made by it in this Agreement.

          7.5  Information Available.  So long as any
               ---------------------
registration statement is effective covering the resale of the Common Stock underlying the Debenture, the Company will furnish to Purchaser:

               (a) as soon as possible after available (but in the case of the Company's Annual Report to Stockholders, within 150 days after the end of each fiscal year of the Company), one copy of (i) its Annual Report to Stockholders (which Annual report shall contain financial statements audited in accordance with generally accepted accounting principles in the United States of America by a national firm of certified public accountants); (ii) if not included in substance in the Annual Report to Stockholders its Annual Report on Form 10-K within 100 days after the end of each fiscal year of the Company; (iii) each of its Quarterly Reports to Stockholders, and its Quarterly Reports on Form 10-Q; and (iv) a full copy of the registration statement covering the Conversion Shares (the foregoing, in each case, including exhibits); and

               (b) upon the reasonable request of Purchaser, such other information that is generally available to the public.

          7.6  Rule 144 Reporting.  With a view to making
               ------------------
available the benefits of certain rules and regulations of the SEC which may at any time permit the sale of the Debenture to the public without registration, the Company agrees to use its best efforts to:

               (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date on which the Company becomes subject to the reporting requirements of the Securities Act or the Exchange Act;

               (b) use its best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act;

               (c)  to furnish to Purchaser forthwith upon
request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144, and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as Purchaser may reasonably request in availing itself of any rule or regulation of the SEC allowing Purchaser to sell any such Debenture without registration.

          7.7  Temporary Cessation of Offers and Sales by
               ------------------------------------------
Purchaser.  The Purchaser acknowledges that there may
---------
occasionally be times when the Company may be required to suspend the use of the prospectus forming part of the Registration Statement until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the Commission, until the prospectus is supplemented or amended to comply with the Securities Act, or until such time as the Company has filed an appropriate report with the Commission pursuant to the Exchange Act. The Company agrees to file any necessary amendments, supplements and reports as soon as practicable under the circumstances. Purchaser hereby covenants that it will not sell any Common Stock pursuant to said prospectus during a period of not more than 20 days commencing at the time at which the Company gives the Purchaser notice of the suspension of the use of said prospectus and ending at the time the Company gives the Purchaser notice that the Purchaser may thereafter effect sales pursuant to said prospectus, as the same may have been supplemented or amended. There shall be no more than two (2) such cessations in any one (1) year period commencing on the effectiveness of the Registration Statement.

          7.8  Transfer of Common Stock After Registration.
               -------------------------------------------
Purchaser hereby covenants with the Company not to make any sale of the Common Stock except either (i) in accordance with the Registration Statement, in which case Purchaser covenants to comply with the requirement of delivering a current prospectus, or (ii) in accordance with Rule 144, in which case Purchaser covenants to comply with Rule 144.

          7.9  Termination of Obligations.  The obligations of
               --------------------------
the Company pursuant to Sections 7.2, 7.3 and 7.6 hereof shall cease and terminate upon the earlier to occur of (i) such time as all of the Common Stock have been re-sold, or (ii) such time as all of the Common Stock may be re-sold in any three-month period pursuant to Rule 144 under the Securities Act.

          Section 8.  Legal Fees and Expenses.  Each of the
                      -----------------------
parties shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby.

          Section 9.  Conversion of the Debenture.  Conversion of
                      ---------------------------
the Debenture to Common Stock may be made at any time on or after the Registration Statement is deemed effective, or pursuant to an
                                                -----------------
exemption from registration (and if the Company shall so request
----------------------------------------------------------------
in writing, by a submission of an opinion of counsel reasonably
---------------------------------------------------------------
satisfactory to the Company that such an exemption exists), to
----------------------------------------------------------
convert up to one hundred (100%) percent of the original amount of the Debentures into shares of Common Stock of the Company.
The Debenture may be held by Purchaser for up to one (1) year from the Closing Date. If any Debenture remain outstanding on the first anniversary of the Closing Date, all remaining portions of the Debenture will be converted on that date at the conversion price as defined herein. This period shall be extended for each day after 120 days from the date of exercise of the Demand Registration Right, that the Registration Statement is not effective.

          9.1  Notice of Conversion.  Conversion of the Debenture
               --------------------
to Common Stock may be exercised in whole or in part by Purchasers telecopying an executed and completed Notice of Conversion (in the form annexed hereto as Exhibit B) to the Company and delivering the original Notice of Conversion and the certificate representing the Debenture to the Company by express courier within three (3) business days of exercise. Each date on which a Notice of Conversion is telecopied to and received by the Company in accordance with the provisions hereof shall be deemed a Conversion Date. The Company will transmit the certificates representing the Common Stock issuable upon conversion of all or any part of the Debenture (together with the certificates representing portions of the Debenture not so converted) to the Purchaser via express courier within five (5) business days after the Company has received the original Notice of Conversion and Debenture certificate being so converted. In addition to any other remedies which may be available to the Purchaser, in the event that the Company fails for any reason to effect delivery of such shares of Common Stock within such five (5) business day period, the Purchaser will be entitled to revoke the relevant Notice of Conversion by delivering by telecopier with an original by overnight courier a notice to such effect to the Company whereupon the Company and the Purchaser shall each be restored to their respective positions immediately prior to the delivery of the Notice of Conversion. Upon receipt of such Notice the Company shall return by overnight courier the original certificate representing the Debenture. The Notice of Conversion and certificate representing the portion of the Debenture converted shall be delivered as follows:

               To the Company:

               American Resources of Delaware, Inc.
               160 Morgan Street
               Versailles, KY  40383
               Attn:     Karen Underwood, Corporate Secretary
                         David Stetson, Esq., General Counsel
               (phone) (606) 873-5455
               (fax) (606) 873-4689

or to such other person at such other place as the Company shall designate to the Purchaser in writing.

          In the event that the Common Stock issuable upon
                                --------------------------
conversion of the Debenture is not delivered within five (5)
--------------------------------------------
business days of receipt by the Company of a valid Conversion Notice and the Debenture to be converted (such date of receipt referred to as the "Conversion Date"), the Company shall pay to the Purchaser, by wire transfer, as liquidated damages for such failure and not as a penalty, for each $100,000 of Debenture
                              ------------------------------
sought to be converted, $100 for each of the first two (2) days,
----------------------------------------------------------------
$200 for each of the next two days, $300 for each of the next two
-----------------------------------------------------------------
days, $400 for each of the next two days and $500 per day
---------------------------------------------------------
thereafter that the Conversion Shares are not delivered, which
--------------------------------------------------------
penalty shall run from the sixth business day after the
-------                    ------------------------
Conversion Date.

          9.2  Permissive Redemption.  The Company has the right
               ---------------------
to redeem the Debenture in cash, should the conversion price based upon the five (5) day average closing bid formula be below the closing bid price on the Closing Date, at one hundred twenty five (125%) percent of the Debenture Purchase Price, plus accrued interest. Upon notice by fax of its election to redeem the
                       ------        --------
Debentures, the Company will pay an additional one (1%) percent per month in cash in a pro rata basis until redemption for cash is complete. In the event after ten (10) business days from such
                                 -----------------
notice, the redemption for cash is not complete, the Purchasers shall again have the right to convert the Debentures into Conversion Shares. Any such redemption notice shall not be
                    ---------------------------------------
effective with respect to the Debentures for which a Notice of
--------------------------------------------------------------
Conversion has been faxed to the Company.
-----------------------------------------

          A Purchaser may fax a Notice to the Company, Attn:
          --------------------------------------------------
David Stetson, Esq., requiring the Company to declare, by faxed
---------------------------------------------------------------
notice within 24 hours of the Notice from the Purchaser, whether
----------------------------------------------------------------
it intends to effect any redemption during the five (5) business
----------------------------------------------------------------
days following 24 hours from the Purchaser's Notice.  In the
------------------------------------------------------------
event the Company does not reply during said 24 hour period, the
----------------------------------------------------------------
Company may not redeem that Purchaser's Debentures during the
-------------------------------------------------------------
five (5) day period commencing 24 hours after the Notice from the
-----------------------------------------------------------------
Purchaser.
----------

          Section 10.  Notices.  All notices, requests, consents
                       -------
and other communications hereunder shall be in writing, shall be mailed by first class registered or certified airmail, postage prepaid, and shall be deemed given when so mailed:

               (a)  if to the Company, to

                    American Resources of Delaware, Inc.
                    160 Morgan Street
                    Versailles, KY  40383
                    Attn:  Karen Underwood, Corporate Secretary
                           David Stetson, Esq., General Counsel

                    copy to:

                    Phillip E. Allen
                    The Marketplace, Suite 130
                    12910 Shelbyville Road
                    Louisville, KY  40243

or to such other person at such other place as the Company shall designate to the Purchaser in writing;

               (b)  if to the Purchaser, to






                    copy to:






or at such other address or addresses as may have been furnished to the Company in writing; or

               (c) if to any transferee or transferees of a Purchaser, at such address or addresses as shall have been furnished to the Company at the time of the transfer or transfers, or at such other address or addresses as may have been furnished by such transferee or transferees to the Company in writing.

          Section 11.  Miscellaneous.
                       -------------

          11.1 Listing.  The Company will use its best efforts to
               -------
maintain the listing of its Common Stock on the Nasdaq Small Cap
Market.

          11.2 Entire Agreement.  This Agreement, including
               ----------------                   ---------
Exhibit A (Form of Notice of Conversion), Exhibit B (Form of
------------------------------------------------------------
Convertible Debenture), Exhibit C (Form of Convertible Debenture
----------------------------------------------------------------
Escrow Agreement) and Exhibit D (Form of Registration Rights
------------------------------------------------------------
Agreement), embodies the entire agreement and understanding
----------
between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement or any kind not expressly set forth in this Agreement shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.

          11.3 Amendments.  This Agreement may not be modified or
               ----------
amended except pursuant to an instrument in writing signed by the Company and by Purchaser.

          11.4 Headings.  The headings of the various sections
               --------
of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

          11.5 Severability.  In case any provision contained in
               ------------
this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

          11.6 Governing Law/Jurisdiction.  This Agreement will
               --------------------------
be construed and enforced in accordance with and governed by the laws of the State of New York, except for matters arising under the 1933 Act, without reference to principles of conflicts of law. Each of the parties consents to the jurisdiction of the federal district court for the Southern District of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens,
                                            --------------------
to the bringing of any such proceeding in such jurisdictions. Each party hereby agrees that if another party to this Agreement obtains a judgment against it in such a proceeding, the party which obtained such judgment may enforce same by summary judgment in the courts of any country having jurisdiction over the party against whom such judgment was obtained, and each party hereby waives any defenses available to it under local law and agrees to the enforcement of such a judgment. Each party to this Agreement irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law.

          11.7 Recovery of Attorney's Fees.  Should any party
               ---------------------------
bring an action to enforce the terms of this Agreement then, if Purchaser prevails in such action it should be entitled to recovery of its attorney's fees from the Company, and if the Company prevails in such action it shall be entitled to recovery of its attorney's fees from the Purchasers.

          11.8 Fees.  Notwithstanding Section 11.6, the Company
               ----
acknowledges that Purchaser shall have no responsibility for the payment of any of its fees in connection with this offering.

          11.9 Counterparts/Facsimile.  This Agreement may be
               ----------------------
executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other party. In lieu of the original, a facsimile transmission or copy of the original shall be as effective and enforceable as the original.

          11.10 Publicity.  The Purchaser shall not issue any
                ---------
press releases or otherwise make any public statement with respect to the transactions contemplated by this Agreement without the prior written consent of the Company, except as may be required by applicable law or regulation.

          11.11  Survival.  The representations and warranties in
                 --------
this Agreement shall survive Closing.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized representatives the day and year first above written.


                                   AMERICAN RESOURCES OF
                                   DELAWARE, INC.


                                   By
                                     ----------------------------
                                           Officer

                                   PURCHASER:


                                   ------------------------------



                                   By
                                     ----------------------------
                                           Officer

                                                        EXHIBIT A

                      NOTICE OF CONVERSION
                      --------------------

(TO BE EXECUTED BY THE REGISTERED HOLDER IN ORDER TO CONVERT THE
                    4% CONVERTIBLE DEBENTURE)

The undersigned hereby irrevocably elects to convert the above
applicable portion of Debenture No.      into shares of common
                                    ----
stock of AMERICAN RESOURCES OF DELAWARE, INC. (the "Company") according to the conditions hereof, as of the date written below.

The undersigned represents and warrants that

     (i) All offers and sales by the undersigned of the shares of Common Stock issuable to the undersigned upon conversion of the Debenture shall be made in compliance with Regulation D, pursuant to an exemption from registration under the Act, or pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the "Securities Act"), subject to any restrictions on sale or transfer set forth in the Convertible Debenture Purchase Agreement between the Company and the original holder of the Certificate submitted herewith for conversion.

     (ii) Upon conversion pursuant to this Notice of Conversion, the undersigned will not own or deemed to beneficially own (within the meaning of the Securities Exchange Act of 1934) 4.9% or more of the then issued and outstanding shares of the company.



------------------------------     ------------------------------
Date of Conversion                 Applicable Conversion Price


------------------------------     ------------------------------
Number of Common Shares upon       $ Amount of Conversion
Conversion



------------------------------     ------------------------------
Signature                          Name

Address:                           Delivery of Shares to:


                                   ------------------------------

                                                        EXHIBIT B

No.                                                  $        USD
   ------                                             --------


              AMERICAN RESOURCES OF DELAWARE, INC.

               $6,000,000 4% Convertible Debenture


THIS DEBENTURE HAS BEEN ACQUIRED FOR INVESTMENT AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH DEBENTURE MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT WHICH, EXCEPT IN THE CASE OF AN EXEMPTION PURSUANT TO RULE 144 UNDER SAID ACT, IS CONFIRMED IN A LEGAL OPINION SATISFACTORY TO THE COMPANY.


THIS DEBENTURE is one of a duly authorized issue of Debentures of AMERICAN RESOURCES OF DELAWARE, INC., a corporation duly organized and existing under the laws of the State of Delaware (the "ISSUER") designated as its Four (4%) Percent Convertible
Debenture due October    , 1997, in an aggregate face amount not
                      ---
exceeding Six Million (USD$6,000,000) Dollars, issuable in One Hundred Thousand ($100,000) Dollars par value face amounts.

          FOR VALUE RECEIVED, the ISSUER promises to pay to



the registered holder hereof and its successors and assigns (the
"HOLDER"), the principal sum of:


                     United States Dollars,

on October   , 1997 (the "Maturity Date"), and to pay interest,
           --
as outlined below, at the rate of 4% per annum, on the principal sum outstanding from time to time for the term of the Debenture or until the Debenture is completely converted. Accrual of Interest shall commence on the first business day to occur after the date hereof and shall continue until payment in full of the principal sum has been made or duly provided for. The interest so payable will be paid to the person in whose name this Debenture (or one or more predecessor Debentures) is registered on the records of the Issuer regarding registration and transfers of the Debenture (the "Debenture Register"), provided, however, that the ISSUER'S obligation to a transferee of this Debenture arises only if such transfer, sale or other disposition is made in accordance with the terms and conditions of the Convertible
Debenture Purchase Agreement dated as of October   , 1996 between
                                                 --
the ISSUER and HOLDER (the "Subscription Agreement"). The principal of, and interest on, this Debenture are payable in shares of Common Stock of the Company (the "Conversion
---------------------------------------------------------
Shares"), at the address last appearing on the Debenture register
--------
of the ISSUER as designated in writing by the Holder hereof from time to time. The ISSUER will pay the principal of and all accrued and unpaid interest due upon this Debenture on the Maturity Date in Conversion Shares at the Conversion Price, less any amounts required by law to be deducted or withheld, to the Holder at the last address on the Debenture Register. Such payment shall constitute a payment of principal and interest hereunder and shall satisfy and discharge the liability for principal and interest on the Debenture to the extent of the sum represented by such check plus any amounts so deducted.

The Debenture is subject to the following additional provisions:

          1. The Debenture is exchangeable for like Debentures in equal aggregate principal amount of authorized denominations, as requested by the HOLDERS surrendering the same. No service charge will be made for such registration or transfer or exchange.

          2. The ISSUER shall be entitled to withhold from all payments of principal of, and interest on, this Debenture any amounts required to be withheld under the applicable provisions of the United States Income Tax or other applicable laws at the time of such payments.

          3. This Debenture has been issued subject to investment representations of the original HOLDER hereof and may be transferred or exchanged in the US only in compliance with Securities Act of 1933, as amended (the "Act") and applicable state securities laws. Prior to the due presentment for such transfer of this Debenture, the ISSUER and any agent of the ISSUER may treat the person in whose name this Debenture is duly registered on the ISSUER'S Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and all other purposes, whether or not this debenture is overdue, and neither the ISSUER nor any such agent shall be affected by notice to the contrary. The transferee shall be bound, as the original HOLDER by the same representations and terms described herein and under the Subscription Agreement.

          4. The Subscriber is entitled, at its option, commencing at any time on or after the effective date of registration to convert up to One Hundred (100%) percent of the original principal amount of Debentures into shares of Common Stock of the Company (the "Shares") at a conversion price which shall be the lesser of:

               (i)  The Purchase Date Price (as defined below);
and

               (ii) Seventy-Five (75%) percent of the Market
Price (as defined below).

          For purposes of this Section 4, "Purchase Date Price" shall be the closing bid price of the Common Stock as reported on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") for the Closing Date. For purposes of this Section 4, "Market Price" shall be the average of the closing bid prices of the Common Stock as reported by NASDAQ for the five (5) trading days prior to the date of conversion of the 4% Convertible Debenture, as adjusted to reflect any stock dividend on, or stock split, or stock combination of, the Common Stock since the Closing Date.

          If any Debentures remain outstanding on the first anniversary of the Closing Date, all remaining portions of the Debentures will be converted on that date at the Conversion Price as set forth in Section 4 herein. This period shall be extended for each day after One Hundred Twenty (120) days from the date of exercise of the Demand Registration Right, that the registration is not effective.

          No fractional shares or script representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share, with the fraction paid in cash at the discretion of the ISSUER. For purposes of this Debenture, the "Conversion Date" on which notice of conversion is given by the HOLDER shall be deemed to be the day Notice is sent by facsimile, provided thereafter Debenture is sent by overnight courier within three (3) business days, subject to the Conversion Dates aforesaid and, with the conversion notice duly executed, to the Transfer Agent via recognized overnight courier.

          5. No provision of this Debenture shall alter or impair the obligation of the ISSUER, which is absolute and unconditional, to pay the principal of, and interest on this Debenture at the place, time, and rate, and in the coin or currency herein prescribed.

          6. The ISSUER hereby expressly waives demand and presentment for payment, notice on nonpayment, protest, notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, and diligence in taking any action to collect amounts called for hereunder and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder.

          7. The ISSUER agrees to pay all costs and expenses, including reasonable attorneys' fees, which may be incurred by the Holder in collecting any amount due or exercising the conversion rights under this Debenture.

          If one or more of the following described "Events of Default" shall occur,

               a. The ISSUER shall default in the payment of principal or Interest on this Debenture and continuance for five (5) days; or

               b. Any of the representations or warranties made by the ISSUER herein, or in the Subscription
               Agreement shall have been incorrect in any material respect; or

               c. The ISSUER shall fail to perform or observe any other covenant, term, provision, condition, agreement or obligation of the ISSUER under this Debenture and such failure shall continued uncured for a period of seven (7) days after notice from the Holder of such failure; or

               d. A trustee, liquidator or receiver shall be appointed for the ISSUER or for a substantial part of its property or business without its consent and shall not be discharged within thirty (30) days after such appointment; or

               e.   Any governmental agency or any court of
               competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the ISSUER and shall not be dismissed within thirty (30) calendar days thereafter; or

               f. Bankruptcy reorganization, Insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief or debtors shall be instituted by or against the ISSUER, and if instituted against the ISSUER, ISSUER shall by any action or answer approve of, consent to or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding; or

               g. The ISSUER'S Common Stock is delisted from trading on NASDAQ Small Cap Market unless it is thereupon admitted to trading on the NASDAQ National Market or a national stock exchange.

     Then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the HOLDER (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the HOLDER and in the HOLDER'S sole discretion, the HOLDER may consider this Debenture immediately due and payable, without presentment, demand protest or notice of any kind, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and HOLDER may immediately, and without expiration of any period of grace, enforce any and all of the HOLDER'S rights and remedies provided herein or any other rights or remedies afforded by law.

          8. The Company has the right to redeem the Debenture in case should the Conversion Price be below the closing bid price on the Closing Date at one hundred twenty five (125%) percent of the Purchase Price, plus interest, upon notice of its right to redeem the Debentures, the Company will pay an additional one (1%) percent per month in cash on a pro rata basis until redemption for cash is complete. In the event after ten business days from such notice, the redemption for cash is not complete, then the Purchaser shall again have the right to convert the Debentures into Conversion Shares.

          9. In case any provision of this Debenture is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Debenture will not in any way be affected or impaired thereby.

          10. This Debenture and the Agreement referred to in this Debenture constitute the full and entire understanding and agreement between the ISSUER and HOLDER with respect hereof. Neither this Debenture nor any terms hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the ISSUER and the HOLDER.

          11. This Debenture shall be governed by and construed in accordance with the laws of the State of New York.

          IN WITNESS WHEREOF, the ISSUER has caused this instrument to be duly executed by an officer thereunto duly authorized.


                                   AMERICAN RESOURCES OF
                                    DELAWARE, INC.



                                   By
                                     ----------------------------
                                     Name:
                                     Title:
                                     Date:

                                                        EXHIBIT C

                  REGISTRATION RIGHTS AGREEMENT


          THIS REGISTRATION RIGHTS AGREEMENT, dated the       day
                                                        -----
 of October, 1996, between the person and/or entity whose name and address appears on the signature page attached hereto (individually a "Holder" or collectively with the holders of the other Securities issued pursuant to a Debenture Purchase Agreement of even date herewith, as defined below, the "Holders") and AMERICAN RESOURCES OF DELAWARE, INC., a Delaware corporation having its principal place of business at 160 Morgan Street, Versailles, KY 40383.

          WHEREAS, simultaneously with the execution and delivery of this Agreement, the Holders are purchasing from the Company, pursuant to a Convertible Debenture Purchase Agreement dated the date hereof (the "Subscription Agreement"), an aggregate of up to Six Million ($6,000,000) Dollars principal amount of Debentures (singularly the "Debenture" and collectively the "Debentures"); and

          WHEREAS, the Debenture is convertible into shares (the
"Conversion Shares") of the Company's Common Stock, par value
$.00001 per share (the "Common Stock"); and

          WHEREAS, the Company desires to grant to the Holders the registration rights set forth herein with respect to the Conversion Shares.

          NOW, THEREFORE, the parties hereto mutually agree as follows:

          Section 1.  Registrable Securities.  As used herein the
                      ----------------------
term "Registrable Security" means each of the Conversion Shares; provided, however, that with respect to any particular Registrable Security, such security shall cease to be a Registrable Security when, as of the date of determination, (i) it has been effectively registered under the Securities Act of 1933, as amended (the "Securities Act") and disposed of
pursuant  thereto,   (ii) registration under the Securities Act
is no longer required for the immediate public distribution of such security as a result of the provisions of Rule 144, or (iii) it has ceased to be outstanding. The term "Registrable Securities" means any and/or all of the securities falling within the foregoing definition of a "Registrable Security." In the event of any merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Common Stock, such adjustment shall be made in the definition of "Registrable Security" as is appropriate in order to prevent any dilution or enlargement of the rights granted pursuant to this Section 1.

          Section 2.  Restrictions on Transfer.  The Holder
                      ------------------------
acknowledges and understands that prior to the registration of the Conversion Shares as provided herein, the Debenture and the Conversion Shares are "restricted securities" as defined in Rule 144 promulgated under the Act. The Holder understands that no disposition or transfer of the Debenture or Conversion Shares may be made by Holder in the absence of (i) an opinion of counsel reasonably satisfactory to the Company that such transfer may be made or (ii) a registration statement under the Securities Act is then in effect with respect thereto.

          Section 3.   Registration Rights.
                       -------------------

          (a) At any time commencing after the date hereof a Holder of the Conversion Shares (whether or not the Debentures have been converted) shall have the right, exercisable by written notice to the Company (the "Demand Registration Request"), to have the Company prepare and file with the Securities and Exchange Commission ("SEC"), on one occasion, at the sole expense of the Company (except as provided in Section 3(c) hereof), in respect of all holders of Registrable Securities, so as to permit a public offering and sale of the Registrable Securities under the Act. The number of Conversion Shares to be registered shall
          ------------------------------------------------------
be one hundred fifty (150%) percent of the number of such shares
----------------------------------------------------------------
that would be required, if all of the Debentures were converted
---------------------------------------------------------------
on the effective date of the Registration Statement.
----------------------------------------------------

          (b) The Company will maintain any Registration Statement or post-effective amendment filed under this Section 3 hereof current under the Securities Act until the earlier of (i) the date that all of the Registrable Securities have been sold pursuant to the Registration Statement, (ii) the date the holders thereof receive an opinion of counsel that the Registrable Securities may be sold under the provisions of Rule 144 or (iii) the second anniversary of the effective date of the Registration Statement.

          (c) All fees, disbursements and out-of-pocket expenses and costs incurred by the Company in connection with the preparation and filing of any Registration Statement under subparagraph 3(a) and in complying with applicable securities and Blue Sky laws (including, without limitation, all attorneys' fees) shall be borne by the Company. The Holder shall bear the cost of underwriting discounts and commissions, if any, applicable to the Registrable Securities being registered and the fees and expenses of its counsel. The Company shall use its best efforts to qualify any of the securities for sale in such states as such Holder reasonably designates and shall furnish indemnification in the manner provided in Section 6 hereof. However, the Company shall not be required to qualify in any state which will require an escrow or other restriction relating to the Company and/or the sellers. The Company at its expense will supply the Holder with copies of such Registration Statement and the prospectus or offering circular included therein and other related documents in such quantities as may be reasonably requested by the Holder.

          (d) The Company shall not be required by this Section 3 to include a Holder's Registrable Securities in any Registration Statement which is to be filed if, in the opinion of counsel for both the Holder and the Company (or, should they not agree, in the opinion of another counsel experienced in securities law matters acceptable to counsel for the Holder and the Company) the proposed offering or other transfer as to which such registration is requested is exempt from applicable federal and state securities laws and would result in all purchasers or transferees obtaining securities which are not "restricted securities", as defined in Rule 144 under the Securities Act.

          (e) In the event the Registration Statement to be filed by the Company pursuant to Section 3(a) above is not declared effective by the SEC within 120 days of the receipt by the Company of the Demand Registration Request, because of the

Company's acts solely and not due to Securities and Exchange Commission delay in response, then the Company will pay Holder by wire transfer, as liquidated damages for such failure and not as a penalty, two (2%) percent of the principal amount of this Debenture for the first month and three (3%) percent of the principal amount of the Debenture for each month thereafter until the Company procures registration of the Common Stock underlying the Debenture (the "Conversion Shares"). If the Company does not remit the damages to the Purchaser as set forth above, the Company will pay the Purchaser reasonable costs of collection, including attorneys fees, in addition to the liquidated damages. Such payment shall be made to the Purchaser immediately if the registration of the Conversion Shares are not effected; provided, however, that the payment of such liquidated damages shall not relieve the Company from its obligations to register the Conversion Shares pursuant to this Section. The registration of the Conversion Shares pursuant to this provision shall not affect or limit Purchaser's other rights or remedies as set forth in this Agreement.

          (f) No provision contained herein shall preclude the Company from selling securities pursuant to any Registration
Statement in which it is required to include Registrable
Securities pursuant to this Section 3.

          Section 4.  Cooperation with Company.  Holders will
                      ------------------------
cooperate with the Company in all respects in connection with this Agreement, including, timely supplying all information reasonably requested by the Company and executing and returning all documents reasonably requested in connection with the registration and sale of the Registrable Securities.

          Section 5.  Registration Procedures.  If and whenever
                      -----------------------
the Company is required by any of the provisions of this Agreement to effect the registration of any of the Registrable Securities under the Act, the Company shall (except as otherwise provided in this Agreement), as expeditiously as possible:

          (a) prepare and file with the Commission such amendments and supplements to such registration statement and the Prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Act with respect to the sale or other disposition of all securities covered by such registration statement whenever the Holder or Holders of such securities shall desire to sell or otherwise dispose of the same (including prospectus supplements with respect to the sales of securities from time to time in connection with a registration statement pursuant to Rule 415 of the Commission);

          (b) furnish to each Holder such numbers of copies of a summary prospectus or other prospectus, including a preliminary prospectus or any amendment or supplement to any prospectus, in conformity with the requirements of the Act, and such other documents, as such Holder may reasonably request in order to facilitate the public sale or other disposition of the securities owned by such Holder;

          (c) use its best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as the Holder, shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable each Holder to consummate the public sale or other disposition in such jurisdiction of the securities owned by such Holder, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or to file therein any general consent to service of process;

          (d) use its best efforts to list such securities on Nasdaq or any securities exchange on which any securities of the Company is then listed, if the listing of such securities is then permitted under the rules of such exchange or Nasdaq;

          (e) enter into and perform its obligations under an underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering;

          (f) notify each Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto covered by such registration statement is required to be delivered under the Act, of the happening of any event of which it has knowledge as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

          Section 6.  Indemnification.
                      ---------------

          (a) In the event of the filing of any Registration Statement with respect to Registrable Securities pursuant to
Section 3 hereof, the Company agrees to indemnify and hold harmless the Holder and each person, if any, who controls the Holder within the meaning of the Securities Act ("Distributing Holders") against any losses, claims, damages or liabilities, joint or several (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees), to which the Distributing Holders may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such Registration Statement, or any related preliminary prospectus, final prospectus, offering circular, notification or amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, preliminary prospectus, final prospectus, offering circular, notification or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by the Distributing Holders, specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

          (b) Each Distributing Holder agrees that it will indemnify and hold harmless the Company, and each officer, director of the Company or person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages or liabilities (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees) to which the Company or any such officer, director or controlling person may become subject under the Securities Act or otherwise, insofar as such losses claims, damages or liabilities (or actions in respect thereof; arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in a Registration Statement requested by such Distributing Holder, or any related preliminary prospectus, final prospectus, offering circular, notification or amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement, preliminary prospectus, final prospectus, offering circular, notification or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by such Distributing Holder, specifically for use in the preparation thereof and, provided further, that the indemnity agreement contained in this Section 6(b) shall not inure to the benefit of the Company with respect to any person asserting such loss, claim, damage or liability who purchased the Registrable Securities which are the subject thereof if the Company failed to send or give (in violation of the Securities Act or the rules and regulations promulgated thereunder) a copy of the prospectus contained in such Registration Statement to such person at or prior to the written confirmation to such person of the sale of such Registrable Securities, where the Company was obligated to do so under the Securities Act or the rules and regulations promulgated thereunder. This indemnity agreement will be in addition to any liability which the Distributing Holders may otherwise have.

          (c) Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than as to the particular item as to which indemnification is then being sought solely pursuant to this Section 6. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, assume the defense thereof, subject to the provisions herein stated and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless the indemnifying party shall not pursue the action to its final conclusion. The indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the indemnified party; provided that if the indemnified party is the Distributing Holder, the fees and expenses of such counsel shall be at the expense of the indemnifying party if (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party, or (ii) the named parties to any such action (including any impleaded parties) include both the Distributing Holder and the indemnifying party and the Distributing Holder shall have been advised by such counsel that there may be one or more legal defenses available to the indemnifying party different from or in conflict with any legal defenses which may be available to the Distributing Holder (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the Distributing Holder, it being understood, however, that the indemnifying party shall, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable only for the reasonable fees and expenses of one separate firm of attorneys for the Distributing Holder, which firm shall be designated in writing by the Distributing Holder). No settlement of any action against an indemnified party shall be made without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld.

          Section 7.  Contribution.  In order to provide for just
                      ------------
and equitable contribution under the Securities Act in any case in which (i) the Distributing Holder makes a claim for indemnification pursuant to Section 6 hereof but is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of Section 6 hereof provide for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any Distributing Holder, then the Company and the applicable Distributing Holder shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees), in either such case (after contribution from others) on the basis of relative fault as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the applicable Distributing Holder, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or
prevent such statement or omission.   The Company and the
Distributing Holder agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 7. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          Section 8.  Notices.   Any notice pursuant to this
                      -------
Agreement by the Company or by the Holder shall be in writing and shall be deemed to have been duly given if delivered by (i)hand,
(ii) by facsimile and followed by mail delivery or (iii) if mailed by certified mail, return receipt requested, postage prepaid, addressed as follows:

          (a) If to the Holder, to its, his or her address set forth on the signature page of this Agreement, with a copy to the person designated in the Subscription Agreement.

          (b) If to the Company, at 160 Morgan Street, Versailles, KY 40383, (fax) (606) 873-4689, Attn: Karen Underwood, Corporate Secretary, and David Stetson, Esq., General Counsel, and a copy to Phillip E. Allen, The Marketplace, Suite 130, 12910 Shelbyville Road, Louisville, KY 40243, (fax) (502) 254-1224, or to such other address as any such party may designate by notice to the other party. Notices shall be deemed given at the time they are delivered personally or five (5) days after they are mailed in the manner set forth above. If notice is delivered by facsimile to the Company and followed by mail, delivery shall be deemed given two (2) days after such facsimile is sent.

          Section 9.  Assignment.  This Agreement is binding upon
                      ----------
and inures to the benefit of the parties hereto and their respective heirs, successors and permitted assigns. This Agreement cannot be assigned, amended or modified by the parties hereto, except by written agreement executed by the parties. If requested by the Company, the Holder shall have furnished to the Company an opinion of counsel reasonably satisfactory to the Company to such effect.

          Section 10.  Counterparts.  This Agreement may be
                       ------------
executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          Section 11.  Headings.  The headings in this Agreement
                       --------
are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

          Section 12.  Governing Law, Venue.  This Agreement
                       --------------------
shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State, without regard to its principles of conflicts of laws. Each of the parties hereto agrees that in the event of any dispute arising hereunder venue shall be New York, New York and each party hereby submits to the jurisdiction of the United States Federal Court in the Southern District of New York.

          Section 13.  Severability.  If any provision of this
                       ------------
Agreement shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof and this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, on the day and year first above written.

                                   AMERICAN RESOURCES OF
                                    DELAWARE, INC.


                                   By:
                                      ---------------------------
                                      Name:
                                      Title:

                                   PURCHASER:

                                   ------------------------------



                                   By:
                                      ---------------------------

                                                        EXHIBIT D

             CONVERTIBLE DEBENTURE ESCROW AGREEMENT


          THIS AGREEMENT is made as of the      day of October,
1996 by and between AMERICAN RESOURCES OF DELAWARE, INC., with its principal office at 160 Morgan Street, Versailles, KY 40383 (hereinafter the "Company"),
                             ---------------------------------
with its principal office at
                             ---------------------------------
(hereinafter the "Purchaser") and SHELDON E. GOLDSTEIN, P.C., 65 Broadway, 10th Fl., New York, NY 10006 (hereinafter the "Escrow Agent").

                      W I T N E S S E T H:

          WHEREAS, the Purchaser will be purchasing Debentures (the "Securities") from the Company at a purchase price as set forth in a Convertible Debenture Purchase Agreement (the "Subscription Agreement") signed by the Company and Purchaser; and

          WHEREAS, it is intended that the purchase of Securities be consummated in accordance with the requirements set forth by Regulation D promulgated under the Securities Act of 1933, as amended; and

          WHEREAS, the Company has requested that the Escrow Agent hold the funds of Purchaser in escrow until the Escrow Agent has received the Securities from the Company. The Escrow Agent will then immediately wire transfer or otherwise deliver at the Company's direction immediately available funds to the Company or the Company's account and arrange for delivery of the Securities to Purchaser per the Purchaser's written instructions.

          NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:

                            ARTICLE 1
                            ---------

                       TERMS OF THE ESCROW
                       -------------------

          1.1 The parties hereby agree to establish an escrow account with the Escrow Agent whereby the Escrow Agent shall hold the funds for the purchase of the Securities.

          1.2 Upon Escrow Agent's receipt of funds into its attorney trustee account, it shall notify the Company, or the Company's designated attorney or agent, of the amount of funds it has received into its account.

          1.3 The Company, upon receipt of said notice and acceptance of Convertible Debenture Purchase Agreement, as evidenced by the Company's execution thereof, shall deliver to

Escrow Agent the Securities being purchased and opinion of counsel as required by the Subscription Agreement. Escrow Agent shall then communicate with the Company or its agents to confirm the validity of its issuance.

          1.4 Once Escrow Agent confirms the validity of the issuance of the Securities, it shall immediately wire that amount of funds necessary to purchase the Securities, per the written instructions of the Company. Once the funds have been received per the Company's instructions, the Escrow Agent shall then arrange to have the Securities delivered as per instructions from the Purchaser.

          1.5 This Agreement may be altered or amended only with the consent of all of the parties hereto. Should the Company attempt to change this Agreement in a manner which, in the Escrow Agent's discretion, shall be undesirable, the Escrow Agent may resign as Escrow Agent by notifying the Company and the Purchaser in writing. In the case of the Escrow Agent's resignation or removal pursuant to the foregoing, its only duty, until receipt of notice from the Company and the Purchaser or its agent that a successor escrow agent shall have been appointed, shall be to hold and preserve the Securities and/or funds. Upon receipt by the Escrow Agent of said notice from the Company and the Purchaser of the appointment of a successor escrow agent, the name of a successor escrow account and a direction to transfer the Securities and/or funds, the Escrow Agent shall promptly thereafter transfer all of the Securities and/or funds held in escrow to said successor escrow agent. Immediately after said transfer of Securities, the Escrow Agent shall furnish the Company and the Purchaser with proof of such transfer. The Escrow Agent is authorized to disregard any notices, requests, instructions or demands received by it from the Company or the Purchaser after notice of resignation or removal shall have been given, unless the same shall be the aforementioned notice from the Company and the Purchaser to transfer the Securities and funds to a successor escrow agent or to return same to the respective parties.

          1.6 The Escrow Agent shall be reimbursed by the Company and the Purchaser for any reasonable expenses incurred in the event there is a conflict between the parties and the Escrow
Agent shall deem it necessary to retain counsel.

          1.7 The Escrow Agent shall not be liable for any action taken or omitted by it in good faith in accordance with the advice of the Escrow Agent's counsel; and in no event shall the Escrow Agent be liable or responsible except for the Escrow Agent's own gross negligence or willful misconduct.

          1.8 The Company and the Purchaser warrant to and agree with the Escrow Agent that, unless otherwise expressly set forth in this Agreement:

               (i)  there is no security interest in the
               Securities or any part thereof;

               (ii) no financing statement under the Uniform Commercial Code is on file in any jurisdiction claiming a security interest or in describing (whether specifically or generally) the Securities or any part thereof; and

               (iii)     the Escrow Agent shall have no
               responsibility at any time to ascertain whether or not any security interest exists in the Securities or any part thereof or to file any financing statement under the Uniform Commercial Code with respect to the Securities or any part thereof.

          1.9 The Escrow Agent has no liability hereunder to either party other than to hold the Securities and funds and to deliver them under the terms hereof. Each party hereto agrees to indemnify and hold harmless the Escrow Agent from and with respect to any suits, claims, actions or liabilities arising in any way out of this transaction including the obligation to defend any legal action brought which in any way arises out of or is related to this Escrow.

                            ARTICLE 2
                            ---------

                          MISCELLANEOUS
                          -------------

          2.1 No waiver or any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed any extension of the time for performance of any other obligation or act.

          2.2 All notices or other communications required or permitted hereunder shall be in writing, and shall be sent by fax, overnight courier, registered or certified mail, postage prepaid, return receipt requested, and shall be deemed received upon receipt thereof, as follows:

          (i)  American Resources of Delaware, Inc.
               160 Morgan Street
               Versailles, KY  40383

               with a copy to:




          (ii)




          (iii)

          (iv)








          2.3 This Agreement shall be binding upon and shall inure to the benefit of the permitted successors and assigns of the parties hereto.

          2.4 This Agreement is the final expression of, and contains the entire Agreement between, the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto. This Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the parties to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein.

          2.5 Whenever required by the context of this Agreement, the singular shall include the plural and masculine shall include the feminine. This Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if both parties had prepared the same. Unless otherwise indicated, all references to Articles are to this Agreement.

          2.6 The Company and Purchaser acknowledges and confirms that it is not being represented in a legal capacity by Sheldon E. Goldstein, P.C. and it has had the opportunity to consult with its own legal advisors prior to the signing of this Agreement. The Company and Purchaser acknowledge that it is aware that Sheldon E. Goldstein, P.C. has done and may continue to do legal work for the placement agents.

          2.7 The parties hereto expressly agree that this Agreement shall be governed by, interpreted under and construed and enforced in accordance with the laws of the State of New York. Any action to enforce, existing out of, or relating in any way to, any provisions of this Agreement shall be brought through the American Arbitration Association at the designated locale of New York, New York.

          IN WITNESS WHEREOF, the parties hereto have executed
this Agreement as of the      day of October, 1996.
                         ----

                                   AMERICAN RESOURCES OF
                                    DELAWARE, INC.


                                   By
                                      ---------------------------
                                      Officer

                                   PURCHASER:

                                   ------------------------------



                                   By
                                     ----------------------------


                                   SHELDON E. GOLDSTEIN, P.C.,
                                    ESCROW AGENT



                                   By
                                     ----------------------------
                                      Sheldon E. Goldstein

                          Exhibit 4.10

              AMERICAN RESOURCES OF DELAWARE, INC.
                  ============================
                          STOCK OPTION
                            AGREEMENT
                  ============================

     This Stock Option Agreement (the "AGREEMENT") is entered into this 27th day of November, 1996 (the "DATE OF GRANT") between American Resources of Delaware, Inc., a Delaware corporation (the "COMPANY") and Corporate Relations Group, Inc., a Florida corporation ("CRG" or "OPTIONEE").

                            RECITALS

     WHEREAS, the Company and CRG entered into a Lead
Generation/Corporate Relations Agreement (the "AGREEMENT") dated
November 27, 1996.

     WHEREAS, the Agreement provides, among other things, that the Company grant to CRG an Option to purchase 100,000 shares of the Company's Common Stock at a price per Share of $3.00, such Option to expire on November 27, 1997 (the "OPTION SHARES").

     NOW, THEREFORE, in consideration of the foregoing recitals and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

     1. GRANT. The Company hereby grants to the Optionee an option (the "OPTION") to purchase 100,000 shares of the Company's common stock, $0.00001 par value per share (the "OPTION SHARES") at the price of $3.00 per share (the "PURCHASE PRICE" or "EXERCISE PRICE"). Both the Purchase Price and the number of Option Shares purchasable may be adjusted pursuant to Paragraph 8 hereof.

     2. TERM AND VESTING. The Option granted herein is fully vested on the date of grant and is exercisable in whole or from time to time in part during the period beginning on the Date of Grant, ending at 5:00 o'clock p.m. (Eastern Standard Time) on November 27, 1997.

     3. EXERCISE OF OPTION. This Option may only be exercised by presentation at the principal offices of the Company of written notice to the Company's Secretary advising the Company of the Optionee's election to purchase Option Shares, specifying the number of Option Shares being purchased, accompanied by payment in full. No Option Shares shall be issued until full payment is made therefor. Payment shall be made in cash, represented by bank or cashier's check, certified check or money order.

     4.   ISSUANCE OF OPTION SHARES; RESTRICTIVE LEGEND.

          (a) Upon proper exercise of this Option, the Company shall mail or deliver to the Optionee, as promptly as practicable, a stock certificate or certificates representing the Option Shares purchased, subject to clause (b) below. The Company shall not be required to sell or issue any shares under the Option if the issuance of such shares shall constitute a violation of any applicable law or regulation or of any requirements of any national securities exchange or quotation medium upon which the Company's common stock may be listed.

          (b)  Upon any exercise of this Option, if a
registration statement under the Securities Act of 1933 (the "Act") is not in effect with respect to the Option Shares, the Company shall not be required to issue any Option Shares unless the Company has received evidence reasonably satisfactory to it to the effect that the Optionee is acquiring such shares for investment and not with a view to distribution thereof. Any reasonable determination in this connection by the Company shall be final, binding and conclusive.

          (c) Unless and until removed as provided below, each certificate evidencing unregistered Option Shares shall bear a legend in substantially the following form:

               "THE SHARES OF STOCK REPRESENTED BY
               THIS CERTIFICATE HAVE NOT BEEN
               REGISTERED UNDER THE SECURITIES ACT
               OF 1933 OR UNDER THE SECURITIES
               LAWS OF ANY STATE AND MAY NOT BE
               SOLD OR TRANSFERRED EXCEPT UPON
               SUCH REGISTRATION OR UPON RECEIPT
               BY THIS CORPORATION OF AN OPINION
               OF COUNSEL SATISFACTORY TO THIS
               CORPORATION, IN FORM AND SUBSTANCE
               SATISFACTORY TO THIS CORPORATION,
               THAT REGISTRATION IS NOT REQUIRED
               FOR SUCH SALE OR TRANSFER."

     The Company shall issue a new certificate which does not contain such legend if (i) the shares represented by such certificate are sold pursuant to a registration statement (including a current prospectus) which has become effective under the Act, or (ii) the staff of the Securities and Exchange Commission shall have issued a "no action" letter, reasonably satisfactory to the Company's counsel, to the effect that such shares may be freely sold and thereafter traded publicly without registration under the Act, or (iii) the Company's counsel, or other counsel acceptable to the Company, shall have rendered an opinion satisfactory to the Company to the effect that such shares may be freely sold and thereafter publicly traded without registration under the Act.

     5. TRANSFER OF OPTION SHARES. Option Shares issued upon exercise of this Option which have not been registered under the Act shall be transferable by a holder thereof only upon compliance with the conditions in this Paragraph. Before making any transfer of Option Shares, the holder of the shares shall give written notice to the Company of the holder's intention to make the transfer, describing the manner and circumstances of the transfer. If in the opinion of the Company's counsel, or of other counsel acceptable to the Company, the proposed transfer may be effected without registration under the Act, the Company shall so notify the holder and the holder shall be entitled to transfer such shares as described in the holder's notice to the Company. If such counsel opines that the transfer may not be made without registration under the Act, then the Company shall so notify the holder, in which event the holder shall not be entitled to transfer the shares until (i) the Company notifies the holder that it is permissible to proceed with the transfer, or (ii) registration of the shares under the Act has become effective. The Company may issue "stop transfer" instructions to its transfer agent with respect to any or all of the Option Shares as it deems necessary to prevent any violation of the Act.

     6. TRANSFER OR ENCUMBRANCE OF THIS OPTION. This Option may only be transferred or assigned by the Optionee, with the Company's prior consent. The same restriction on transfer or assignment shall apply to any beneficiaries or other persons acquiring this Option or an interest herein in accordance with this agreement or by operation of law. Further, this Option shall not be pledged, hypothecated or otherwise encumbered, by operation of law or otherwise, nor shall it be subject to execution, attachment or similar process.

     7. NO RIGHTS AS STOCKHOLDER. The Optionee shall have no rights as a stockholder with respect to Option Shares until the date of issuance of a stock certificate for such shares. No adjustment for dividends, or otherwise, shall be made if the record date therefor is prior to the date of exercise of such Option.

     8. CHANGES IN THE COMPANY'S CAPITAL STRUCTURE. The existence of this Option shall not limit or affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Option Shares or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. However,

     (a) If, prior to the Company's delivery of all the Option Shares subject to this Option, the Company shall: (i) effect a subdivision (split) or combination (reverse split) of shares or other capital readjustment, the payment of a common stock dividend, or other increase or reduction of the number of shares of common stock outstanding, without receiving compensation therefor in money, services or property, then (A) in the event of an increase in the number of such shares outstanding, the Purchase Price shall be proportionately reduced and the number of Option Shares then still purchasable shall be proportionately increased; and (B) in the event of a reduction in the number of such shares outstanding, the Purchase Price payable per share shall be proportionately increased and the number of Option Shares then still purchasable shall be proportionately reduced; or (ii) effect any change in the nature of a recapitalization which changes the class or type of shares of the Company herein defined as "Option Shares" into a different class or type of shares, then this Option shall thereafter permit the purchase of such number of the different class or type of shares as is equal to the number of Option Shares purchasable, as it may be adjustable for any subdivision or combination.

     (b) Except as hereinbefore expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the Purchase Price or the number of Option Shares then subject to this Option.

     9. WITHHOLDING TAXES. Pursuant to applicable federal and state laws, the Company may be required to collect withholding taxes upon any exercise of this Option. The Company may require, as a condition to any exercise of this Option, that the Optionee concurrently pay to the Company the entire amount or a portion of any taxes which the Company is required to withhold by reason of such exercise, in such amount as the Board of Directors or Compensation Committee of the Board in its discretion may determine. In lieu of part or all of any such payment, the Optionee may elect, with the consent of the Board of Directors or Compensation Committee, to have the Company withhold from the Option Shares to be issued upon exercise of this Option that number of shares having a fair market value equal to the amount which the Company is required to withhold.

     11. NOTICES, ETC. Any notice hereunder by the Optionee shall be given to the Company in writing, and such notice and any payment by the Optionee hereunder shall be deemed duly given or made only upon receipt thereof at the Company's office at 160 Morgan Street, P. O. Box 87, Versailles, Kentucky 40383, or at such other address as the Company may designate by notice to the Optionee. Any notice or other communication to the Optionee hereunder shall be in writing and shall be deemed duly given or made if mailed or delivered to the Optionee at the last address as the Optionee may have on file with the Company's Secretary. This Option shall be governed under and construed in accordance with the laws of the State of Arizona. This address shall be binding on the Company and the Optionee and all successors, assigns, heirs, devisees and personal representatives thereof.

     NOTE:     This Stock Option Agreement must match the control
                                           ---- -----
copy maintained by the Company, in all particulars.

     IN WITNESS WHEREOF, the Company has executed this Stock
Option Agreement as of the date first above written.

                         AMERICAN RESOURCES OF DELAWARE, INC.



                         By   /S/Rick G. Avare
                           ---------------------------------
                            RICK G. AVARE, PRESIDENT AND CEO
ATTEST:


By   /S/Karen M. Underwood
  -----------------------------
  KAREN M. UNDERWOOD, SECRETARY

                         OPTIONEE NAME and STATUS:

                         Corporate Relations Group, Inc.
                         (Consultant)



                         By:  /S/Joseph H. Landis
                            --------------------------------

                         Its:   Chief Financial Officer
                              ------------------------------


(SEAL)


         ==== Original to Optionee/COPY to Company ====


ku\crg..opt

                          Exhibit 4.11

              AMERICAN RESOURCES OF DELAWARE, INC.
                  ============================
                          STOCK OPTION
                            AGREEMENT
                  ============================

     This Stock Option Agreement (the "AGREEMENT") is entered into this 27th day of November, 1996 (the "DATE OF GRANT") between American Resources of Delaware, Inc., a Delaware corporation (the "COMPANY") and World Capital Funding, Inc. ("WCF" or "OPTIONEE).

                            RECITALS

     WHEREAS, the Company and WCF entered into a letter agreement
(the "AGREEMENT) dated October 7, 1996.

     WHEREAS, the Agreement provides, among other things, that the Company grant to WCF an Option to purchase 100,000 shares of the Company's Common Stock at a price per Share of $4.50, such Option to expire on November 27, 2001 (the "OPTION SHARES").

     NOW, THEREFORE, in consideration of the foregoing recitals and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

     1. GRANT. The Company hereby grants to the Optionee an option (the "OPTION") to purchase 100,000 shares of the Company's common stock, $0.00001 par value per share (the "OPTION SHARES") at the price of $4.50 per share (the "PURCHASE PRICE" or "EXERCISE PRICE"). Both the Purchase Price and the number of Option Shares purchasable may be adjusted pursuant to Paragraph 8 hereof.

     2. TERM AND VESTING. The Option granted herein is fully vested on the date of grant and is exercisable in whole or from time to time in part during the period beginning on the Date of Grant, ending at 5:00 o'clock p.m. (Eastern Standard Time) on November 27, 2001.

     3. EXERCISE OF OPTION. This Option may only be exercised by presentation at the principal offices of the Company of written notice to the Company's Secretary advising the Company of the Optionee's election to purchase Option Shares, specifying the number of Option Shares being purchased, accompanied by payment in full. No Option Shares shall be issued until full payment is made therefor. Payment shall be made in cash, represented by bank or cashier's check, certified check or money order.

     4.   ISSUANCE OF OPTION SHARES; RESTRICTIVE LEGEND.

          (a) Upon proper exercise of this Option, the Company shall mail or deliver to the Optionee, as promptly as practicable, a stock certificate or certificates representing the Option Shares purchased, subject to clause (b) below. The Company shall not be required to sell or issue any shares under the Option if the issuance of such shares shall constitute a violation of any applicable law or regulation or of any requirements of any national securities exchange or quotation medium upon which the Company's common stock may be listed.

          (b)  Upon any exercise of this Option, if a
registration statement under the Securities Act of 1933 (the "ACT") is not in effect with respect to the Option Shares, the Company shall not be required to issue any Option Shares unless the Company has received evidence reasonably satisfactory to it to the effect that the Optionee is acquiring such shares for investment and not with a view to distribution thereof. Any reasonable determination in this connection by the Company shall be final, binding and conclusive.

          (c) Unless and until removed as provided below, each certificate evidencing unregistered Option Shares shall bear a legend in substantially the following form:

               "THE SHARES OF STOCK REPRESENTED BY
               THIS CERTIFICATE HAVE NOT BEEN
               REGISTERED UNDER THE SECURITIES ACT
               OF 1933 OR UNDER THE SECURITIES
               LAWS OF ANY STATE AND MAY NOT BE
               SOLD OR TRANSFERRED EXCEPT UPON
               SUCH REGISTRATION OR UPON RECEIPT
               BY THIS CORPORATION OF AN OPINION
               OF COUNSEL SATISFACTORY TO THIS
               CORPORATION, IN FORM AND SUBSTANCE
               SATISFACTORY TO THIS CORPORATION,
               THAT REGISTRATION IS NOT REQUIRED
               FOR SUCH SALE OR TRANSFER."

     The Company shall issue a new certificate which does not contain such legend if (i) the shares represented by such certificate are sold pursuant to a registration statement (including a current prospectus) which has become effective under the Act, or (ii) the staff of the Securities and Exchange Commission shall have issued a "no action" letter, reasonably satisfactory to the Company's counsel, to the effect that such shares may be freely sold and thereafter traded publicly without registration under the Act, or (iii) the Company's counsel, or other counsel acceptable to the Company, shall have rendered an opinion satisfactory to the Company to the effect that such shares may be freely sold and thereafter publicly traded without registration under the Act.

     5. TRANSFER OF OPTION SHARES. Option Shares issued upon exercise of this Option which have not been registered under the Act shall be transferable by a holder thereof only upon compliance with the conditions in this Paragraph. Before making any transfer of Option Shares, the holder of the shares shall give written notice to the Company of the holder's intention to make the transfer, describing the manner and circumstances of the transfer. If in the opinion of the Company's counsel, or of other counsel acceptable to the Company, the proposed transfer may be effected without registration under the Act, the Company shall so notify the holder and the holder shall be entitled to transfer such shares as described in the holder's notice to the Company. If such counsel opines that the transfer may not be made without registration under the Act, then the Company shall so notify the holder, in which event the holder shall not be entitled to transfer the shares until (i) the Company notifies the holder that it is permissible to proceed with the transfer, or (ii) registration of the shares under the Act has become effective. The Company may issue "stop transfer" instructions to its transfer agent with respect to any or all of the Option Shares as it deems necessary to prevent any violation of the Act.

     6. TRANSFER OR ENCUMBRANCE OF THIS OPTION. This Option may only be transferred or assigned by the Optionee, with the Company's prior consent. The same restriction on transfer or assignment shall apply to any beneficiaries or other persons acquiring this Option or an interest herein in accordance with this agreement or by operation of law. Further, this Option shall not be pledged, hypothecated or otherwise encumbered, by operation of law or otherwise, nor shall it be subject to execution, attachment or similar process.

     7. NO RIGHTS AS STOCKHOLDER. The Optionee shall have no rights as a stockholder with respect to Option Shares until the date of issuance of a stock certificate for such shares. No adjustment for dividends, or otherwise, shall be made if the record date therefor is prior to the date of exercise of such Option.

     8. CHANGES IN THE COMPANY'S CAPITAL STRUCTURE. The existence of this Option shall not limit or affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Option Shares or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. However,

     (a) If, prior to the Company's delivery of all the Option Shares subject to this Option, the Company shall: (i) effect a subdivision (split) or combination (reverse split) of shares or other capital readjustment, the payment of a common stock dividend, or other increase or reduction of the number of shares of common stock outstanding, without receiving compensation therefor in money, services or property, then (A) in the event of an increase in the number of such shares outstanding, the Purchase Price shall be proportionately reduced and the number of Option Shares then still purchasable shall be proportionately increased; and (B) in the event of a reduction in the number of such shares outstanding, the Purchase Price payable per share shall be proportionately increased and the number of Option Shares then still purchasable shall be proportionately reduced; or (ii) effect any change in the nature of a recapitalization which changes the class or type of shares of the Company herein defined as "Option Shares" into a different class or type of shares, then this Option shall thereafter permit the purchase of such number of the different class or type of shares as is equal to the number of Option Shares purchasable, as it may be adjustable for any subdivision or combination.

     (b) Except as hereinbefore expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the Purchase Price or the number of Option Shares then subject to this Option.

     9. WITHHOLDING TAXES. Pursuant to applicable federal and state laws, the Company may be required to collect withholding taxes upon any exercise of this Option. The Company may require, as a condition to any exercise of this Option, that the Optionee concurrently pay to the Company the entire amount or a portion of any taxes which the Company is required to withhold by reason of such exercise, in such amount as the Board of Directors or Compensation Committee of the Board in its discretion may determine. In lieu of part or all of any such payment, the Optionee may elect, with the consent of the Board of Directors or Compensation Committee, to have the Company withhold from the Option Shares to be issued upon exercise of this Option that number of shares having a fair market value equal to the amount which the Company is required to withhold.

     11. NOTICES, ETC. Any notice hereunder by the Optionee shall be given to the Company in writing, and such notice and any payment by the Optionee hereunder shall be deemed duly given or made only upon receipt thereof at the Company's office at 160 Morgan Street, P. O. Box 87, Versailles, Kentucky 40383, or at such other address as the Company may designate by notice to the Optionee. Any notice or other communication to the Optionee hereunder shall be in writing and shall be deemed duly given or made if mailed or delivered to the Optionee at the last address as the Optionee may have on file with the Company's Secretary. This Option shall be governed under and construed in accordance with the laws of the State of Arizona. This address shall be binding on the Company and the Optionee and all successors, assigns, heirs, devisees and personal representatives thereof.

     NOTE:     This Stock Option Agreement must match the control
                                           ---- -----
copy maintained by the Company, in all particulars.

     IN WITNESS WHEREOF, the Company has executed this Stock
Option Agreement as of the date first above written.

                         AMERICAN RESOURCES OF DELAWARE, INC.



                         By      /S/ Rick G. Avare
                           --------------------------------
                           RICK G. AVARE, PRESIDENT AND CEO
ATTEST:


By  /S/ Karen M. Underwood
  ------------------------------
  KAREN M. UNDERWOOD, SECRETARY

                         OPTIONEE NAME and STATUS:

                         World Capital Funding, Inc.
                         (Consultant)



                         By:
                            ------------------------------------

                         Its:
                             -----------------------------------


(SEAL)


         ==== Original to Optionee/COPY to Company ====


ku\wcf.opt

                          Exhibit 10.57

                   CHANGE OF CONTROL AGREEMENT
                   ---------------------------

     THIS CHANGE OF CONTROL AGREEMENT ("Agreement"), is made and entered into as of the 12th day of November, 1996, by and between American Resources of Delaware, Inc. and Southern Gas Co. of Delaware, Inc., both Delaware corporations (collectively the "Company"), and Rick G. Avare, of Lexington, Kentucky ("Employee").
                            RECITALS
     WHEREAS, the Company considers the establishment and maintenance of a sound and vital management essential to protecting and enhancing the best interests of the Company and its shareholders; and
     WHEREAS, in this connection, the Company recognizes that, as it the case with many publicly held corporations, the possibility of a change in control may exist and that such possibility, and the uncertainty and questions which it may raise among management, may result in the departure or distraction of management personnel to the detriment of the Company and its shareholders; and,
     WHEREAS, the Company's Board of Directors (the "Board") has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of members of the Company's management to their assigned duties without distraction in the face of the potentially disturbing circumstances arising from the possibility of a change in control of the Company; and

     WHEREAS, in order to induce you to remain in the employ of the Company, this Agreement sets forth certain benefits which the Company agrees will be provided to you in the event your employment with the Company is terminated subsequent to a "change in control of the Company" (as defined in section 2 hereof) under the circumstances described below.
     NOW, THEREFORE, it is agreed by and among the parties hereto as follows:
     1.   TERM.  This Agreement shall have an initial term
          ----
expiring on the fifth anniversary of the date hereof, assuming there has been no change in control of the Company; provided, however, that the term shall be automatically extended for successive periods of one (1) year unless either party shall give written notice of intention not to so extend at least six (6) months prior to the end of the third anniversary of the date hereof and on each subsequent anniversary year or renewal period. No notice by the Company of its intention not to extend shall be effective if, within one year prior to the original expiration date, or if this Agreement is in a renewal period, within one year prior to the termination date proposed by the Company, the Company has received notice, official or unofficial, or otherwise has reason to believe that another person (as defined herein) has taken or is considering steps that would, when completed, bring about a change in control of the Company.
     2.   CHANGE IN CONTROL.  Change of Control for purposes of
          -----------------
Section 2 of this Agreement, a Change of Control shall be deemed at have occurred in the event of:
     (a) The acquisition, after the date hereof, by any person or group of persons, other than a group of persons comprising the majority of the Company's Officers and

          Directors as of date hereof, acting in concert, of "beneficial ownership" (as such term is defined in Securities and Exchange Commission ("SEC") Rule 13d-3 under the Securities Exchange Act of 1934, as amended) (the "Exchange Act") of securities of the Company which together with securities previously owned, confer upon such person, entity or group the voting power, on any matters brought to a vote of Shareholders, of Twenty percent (20%) or more of the then outstanding shares of capital stock of the Company, or
     (b) The sale, assignment or transfer of assets of the Company or any subsidiary or subsidiaries, in a transaction on or series of transactions, if the aggregate consideration paid or to be received by the Company or any such subsidiary in connection with such sale, assignment or transfer is greater than fifty percent (50%) of the book value, determined by the Company in accordance with generally accepted accounting principles, of the Company's assets determined on a consolidated basis immediately before such transactions or the first of such transactions; or
     (c) The merger, consolidation, share exchange or reorganization of the Company (or one or more subsidiaries of the Company) as a result of which the Company's Officers and Directors, as of he date hereof, would receive less than thirty five (35%) of the voting power of the capital stock or other interests of the surviving or resulting corporation or entity; or

     (d) The adoption of a plan of liquidation or the approval of the dissolution of the Company, or
     (e) The commencement (within the meaning of SEC Rule 14d-2 under the Exchange Act) of a tender or exchange offer which, if successful, would result in a Change of Control of the Company or
     (f) A determination by the Board of Directors of the Company, in view of then current circumstances or impending events, that a Change of Control of the company has occurred or is imminent, which determination shall be made for the specific purpose of triggering the operative provisions of this Agreement
      (g) The persons who were directors of the Company immediately prior to any merger, consolidation, sale of assets or contested election, or any combination of the foregoing, shall as a result thereof cease to constitute a majority of the Board of Directors of the Company or its successor, or
      (h) The persons who were directors of the Company immediately prior to a tender offer or exchange offer for the voting stock of the Company (other than by the Company or a subsidiary) shall within two years after the making of such tender offer or exchange offer cease to constitute a majority of the Board of Directors of the Company or its successor.
     3.   COMPENSATION UPON CHANGE OF CONTROL.  Following a
          -----------------------------------
Change of Control, you shall receive compensation consisting of:
          (A) The amount of monies equal to the remaining portion of your Employment Contract for its primary term and any extended term plus the average amount of net proceeds received by you from the exercising of Company Stock Options for a period of five (5) years prior to your termination.
          (B) All legal fees and expenses incurred by you as a result of such termination (including all such fees and expenses, if any, incurred in contesting or disputing any such termination in seeking to obtain or enforce any right or benefit provided by this Agreement).
          (C) The lump sum of 2.99 times the Employee's Bonus awarded the year prior to the Change of Control or Three Hundred Thousand Dollars ($300,000.00), whichever is greater.
          (D) If at the Change of Control you hold unexercised stock incentive options, all remaining installments of said options not yet exercisable will automatically become exercisable to the extent permitted by the regulatory authorities having jurisdiction over such affairs, and the execution by the Company of this Agreement, the terms of which have been approved by the Board shall constitute an acceleration of the time of exercise for said options.
     (iv) Upon the Change of Control the Company shall maintain in full force and effect for your continued benefit for a period terminating on the earliest of (A) three years after the Change of Control or (B) the commencement date of equivalent benefits from a new employer, all life, health, accident and disability insurance plans and programs in which you were a participant immediately prior to the Change of Control, provided that your continued participation is possible under the terms and provisions of such plans and programs. In the event that your participation in any such plan or program is barred, the Company shall provide you with benefits substantially similar to those to which you would be entitled as a participant in such plans and programs. At the end of the period of coverage, you shall have the option to have assigned to you, at no cost and with no apportionment of prepaid premiums, any assignable insurance policy owned by the Company and relating specifically to you.
       Furthermore, the Company will provide you with a leased vehicle similar or identical to the current vehicle provided to you by the Company at the time of the Change of Control.
     (v) You shall not be required to mitigate the amount of any payment provided for in this section 4 by seeking other employment or otherwise, nor (except as provided in section 4(iv)) shall the amount of any payment of benefit provided for in this section 4 be reduced by any compensation earned or benefit received by you as the result of employment by another employer after the Change of Control, or otherwise.
     4.   LIMITATIONS ON CHANGE OF CONTROL COMPENSATION.  In the
          ---------------------------------------------
event that the lump-sum payment payable to Employee under section 4 hereof ("Severance Benefit), or any other payments or benefits received or to be received by Employee from the Company whether payable pursuant to the terms of this Agreement, or any other plan, agreement or arrangement with the Company or any corporation affiliated with the Company within the meaning of
Section 1504 of the Code, the opinion of tax counsel selected by the Company acceptable to Employee, constitute "parachute payments" within the meaning of Section 280G(b)(2) of the Code and the present value of such "parachute payments" equals or exceeds three times the, average of the annual compensation payable to Employee by the Company (or an Affiliate) and includable in Employee's gross income for federal income tax purposes for the five (5) calendar years preceding the year in which a change in ownership or control (as hereinafter defined) of the Company occurred ("Base Amount") such Severance Benefits shall be reduced to an amount the present value of which when combined with the present value of any other payments or benefits received or to be received by Employee from the Company (or an affiliate) that are deemed "parachute payments" is equal to 2.99 times the Base Amount, notwithstanding other provision to the contrary in this Agreement. The Severance Benefits shall not be reduced if (i) Employee shall have effectively waived his receipt or enjoyment of any such payment or benefit which triggered the applicability of this Section 5 or (ii) in the opinion of such tax counsel, the Severance Benefits (in their full amount or as partially reduced, as the case may be) plus all other payments or benefits which constitute "parachute payments" within the meaning of Section 280G(b)(2) of the Code are reasonable compensation for the services actually rendered, within the meaning of Section 280G(b)(4) of the Code and such payments are deductible, by the Company. The Base Amount shall include every type and form of compensation includable in Employee's gross income in respect of his employment by the Company (or an Affiliate), except to the extent otherwise provided in temporary or final regulations promulgated under Section 280G(b) of the Code. For Purposes of this Section 5, a "change in ownership or control" shall have the meaning set forth in Section 280G(b) of the Code and any temporary or final regulations promulgated thereunder. The present value of any non-cash benefit or any deferred cash payment shall be determined by the Company's independent auditors in accordance with the principles of Section 280G of the Code.
     Employee shall have the right to request that the Company obtain a ruling from the Internal Revenue Service ("IRS") as to whether any or all payments or benefits determined by such tax counsel, are in the view of the IRS "parachute payments" under
Section 280G. If a ruling is sought pursuant to Employee's request, no Severance Benefits payable under this Agreement in excess of the Section 280G limitations shall be made to Employee until after fifteen (15) days from the date of such ruling, however, Severance Benefits shall continue to be paid during the time up to the amount of that limitation. For purposes of this
Section 5, Employee and the Company shall agree to be bound by the IRS's ruling as to whether payments constitute "parachute payments" under Section 280G. If the IRS declines, for any reason, to provide the what requested, the tax counsel opinion provided with to what payment or benefits constitute "parachute payments" shall control and the period during which the Severance Benefits nay be deferred shall be extended to a date fifteen (15) days from the date of the IRS's notice indicating that no ruling would be forthcoming.

     In the event that Section 280G, or any successor statute is repealed, this Section 5, shall cease to be effective on the
effective date of such repeal.  The parties to this   Agreement
recognize that final regulations under Section 280G of the Code may affect the amounts that may be paid under this Agreement and agree that, upon issuance of such final regulations, this Agreement may be modified as in good faith deemed necessary in light of the provision of such regulations to achieve the purposes of this Agreement, and that consent to such modification shall not be unreasonably withheld.
     5.   EMPLOYEE'S COMMITMENT.  In consideration for the
          ---------------------
benefits accorded you hereunder, you agree that:
     (i) During the life of this Agreement, you will faithfully perform your duties to the best of your ability in accordance with the directions of the Chairman of the Board and the Board, until such time as a change in control of the Company occurs.
     (ii) You will not at any time during the life of this Agreement, or thereafter, communicate or disclose to any unauthorized person, or use for your own account, without the written consent of the Company, any information regarding any oil and gas properties, processes, equipment or products of the Company or any subsidiary, or other information concerning its business or affairs it being understood, however, that the obligations of this paragraph shall not apply to the extent that the aforesaid matters become generally known to and available for use by the public otherwise than by your act or omission.

     6.   Successor's Binding Agreement.
          -----------------------------
     (i) This Agreement shall bind the Company and any successor by operation of law or otherwise. The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, by agreement in form and substance satisfactory to you, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place.
     (ii) This Agreement shall inure to the benefit of and be enforceable by your personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If you should die before all amounts that would still be payable to you hereunder if you had continued to live are paid, all such unpaid amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to your devisee, legatee, or other designee or, if there be no such designee, to your estate.
     7.   Notice.   Notices and all other communications provided
          ------
for herein shall be in writing and shall be deemed to have been duly given when delivered or mailed by certified or registered mail, return receipt requested, postage prepaid addressed to the respective addresses set forth on the first page of this Agreement or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt. All notices to the Company shall be directed to the attention of the Chairman of the Board with a copy to the Secretary of the Company.

     8.   Miscellaneous.  No provision of this Agreement may be
          -------------
modified, waived or discharged except in writing specifically referring to such provision and signed by you and such officer as may be specially designated by the Board of Directors of the Company. No waiver at any time by either party hereto of the breach of any condition or provision of this Agreement, or of compliance by the other party with the same, shall be deemed a waiver of any other condition or provision at the same or at any other time. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the Commonwealth of Kentucky.
     9.   Validity.  The invalidity or unenforceability of any
          --------
provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.
     10.  COUNTERPARTS.  This Agreement may be executed in one or
          ------------
more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.
     11.  MISCELLANEOUS.
          -------------
     (a)  WAIVER OF BREACH.  The waiver by either party of a
          ----------------
breach of any provision of this Agreement by the other shall not operate or be construed as a waiver of any subsequent breach.
     (b)  ENTIRE AGREEMENT; CANCELLATION OF PRIOR AGREEMENTS.
          --------------------------------------------------
This Agreement contains the entire agreement of the parties with respect to the subject matter hereof. It may not be changed orally, but only by an amendment in writing signed by the parties hereto. All prior agreements or understandings concerning Employees's employment by this Agreement.
     (c)  SEVERABILITY.  The invalidity or unenforceability of
          ------------
any provision of this Agreement shall not affect the validity or enforceability of the remainder of this Agreement.
     (d)  AGREEMENT CONFIDENTIAL.  The terms and provisions
          ----------------------
hereof are strictly confidential, and Employee agrees he shall not exhibit this Agreement or mention its terms to any person or entity. If this letter correctly sets forth our agreement on the subject matter hereof, kindly sign and return to the Company the enclosed copy of this letter which will then constitute our agreement on this subject.

                         American Resources of Delaware, Inc.


                         By: /S/ Douglas L. Hawthorne
                            -------------------------------------

                         Date:  November 12, 1996
                               ----------------------------------

                         Rick G. Avare


                         /S/ Rick G. Avare
                         ----------------------------------------


avare.change

                          Exhibit 10.58

                      EMPLOYMENT AGREEMENT


     THIS EMPLOYMENT AGREEMENT ("Agreement"), is made and entered into as of the 12th day of November, 1996, by and between American Resources of Delaware, Inc., a Delaware corporation (the
"Company"), and Rick G. Avare, of Lexington, Kentucky
("Employee").

                            RECITAL:
                            --------

     Employee desires to be employed by the Company and the Company desires to employ Employee on the terms and conditions hereinafter provided.
     NOW, THEREFORE, it is agreed by and among the parties hereto as follows:
     1.   EMPLOYMENT.  The Company hereby employs Employee and
          ----------
Employee accepts employment by the Company and agrees to serve the Company, upon the terms and conditions hereinafter set forth.
     2.   TERM.  Employee's employment shall have an initial term
          ----
expiring on the fifth anniversary of the date hereof (the "Term"), however, the term shall be automatically extended for sucessive periods of one (1) year on a continuing basis unless either party shall give written notice of intention not to do extend at least six (6) months prior to the end of the third anniversary of the date hereof and for each anniversary date thereafter, unless Employee's employment terminates prior thereto as provided in Section 8.

     3. DUTIES. Employee shall be employed by the Company as its Chief Executive Officer. So long as he is employed hereunder, Employee agrees a) to devote that portion of his time and energy necessary for the business and affairs of the Company,
(b) to perform his duties hereunder effectively, diligently, to the best of his ability and at a level of competency and effectiveness consistent with the position occupied, and not to do anything which would be detrimental tot he best interests of the Company, (c) to use his best efforts, skill and ability to promote the profitable growth of the Company, (d) to perform such duties as are customarily performed by one holding the position of Chief Executive Officer of a company comparable to the Company, and (e) to perform such other duties as may be assigned to him by the Company's Chairman or by the Company's Board of Directors ("Board") from time to time. The Company acknowledges that Employee may now, or may in the future , have other business and investment activities, endeavors and ventures to which Employee will desire to devote time and effort. The Company agrees that Employee may devote to such other activities, endeavors and ventures such time and effort as Employee may deem reasonable necessary in connection therewith, subject, however, to the provisions of the first sentence hereof. Neither the Company nor any shareholder of the Company shall have any rights in and to such profits derived therefrom by virtue of this Agreement, by virtue of Employee's being an officer of the Company or by virtue of any other reason.
     4.   COMPENSATION AND BENEFITS.  For all services rendered
          -------------------------
by Employee, the Company shall pay compensation and provide benefits to Employee as follows:
     (a)  SALARY.  The Company shall pay Employee an annual
          ------
salary ("Salary") of One Hundred and Sixty Thousand Dollars ($160,000), payable not less frequently than semi-monthly. At least once every 12 months the Board shall review Employee's Salary and make such adjustments to the Salary as it deems appropriate, provided, that the Salary shall not be reduced.
     (b)  INCENTIVE BONUS.  The Company has established a bonus
          ---------------
plan ("Bonus Plan") which shall be utilized by the Employee to compensate the key members of management, including himself, at such levels as he deems appropriate, subject to the Compensation Committee approval.
     (c)  BUSINESS EXPENSES.  The Company shall reimburse
          -----------------
Employee for his reasonable direct out-of-pocket ordinary and necessary expenses incurred by Employee in the performance of his services hereunder and for which Employee properly accounts in accordance with the Company's regulations and procedures in effect from time to time.
     (d)  VACATION.  Employee shall be entitled to four weeks (20
          --------
business days) paid vacation during each 12-month period of the Term. Employee shall be entitled to carry over any unused vacation from any prior 12-month periods during the Term to any successive 12-month periods during the Term.
     (e)  COMPANY CAR.  The Company shall provide Employee with
          -----------
an automobile for use by Employee in connection with his services hereunder and shall pay the related operating expenses for such automobile attributable to Employee's services hereunder all related expenses for such automobile, including, but not limited to, gas, insurance, maintenance, repairs, license fees and taxes.
     (f)  RETIREMENT PLAN.  Employee shall be eligible to
          ---------------
participate in the Company's Retirement Plan in accordance with the terms thereof as may be in effect from time to time.

     (g)  LIFE INSURANCE.  The Company shall provide or pay for
          --------------
group or other term life insurance for Employee in an amount of $250,000, payable to such beneficiary or beneficiaries as Employee shall designate. If such insurance policy permits, Employee may, at Employee's expense, purchase additional life insurance under such policy.
     (h)  DISABILITY INSURANCE.  The Company shall provide or pay
          --------------------
for group or other standard disability insurance for Employee, of the type generally provided to other employees of the Company in an amount not less than that necessary to maintain $8000.00 a month disability benefits with a waiting period not to exceed six months.
     (i)  HEALTH INSURANCE.  The Company shall provide or pay for
          ----------------
group or other medical and hospital insurance for Employee and his family, including major medical, of the type generally provided to other employees of the company.
     (j)  ADDITIONAL BENEFITS.  Employee shall be entitled to
          -------------------
participate (at the expense of the Company, where appropriate) in any and all employee retirement and other benefit plans and perquisites in effect from time to time generally for senior management level employees of the Company, and in any and all other benefits made available generally to employees of the Company.
     (k)  INDEMNIFICATION AND LIABILITY INSURANCE.  The Company
          ---------------------------------------
shall indemnify and hold Employee harmless from any and all penalties, judgments, fines, amounts paid in settlement and expenses (including, but not limited to, attorneys' fees) incurred by him in connection with any threatened, pending or completed claim, action, suit or proceeding, whether civil, criminal, administrative or investigative, including, but not limited to, any appeals, to which he is, or is threatened to be made, a party because he is or was an officer, employee or agent of the Company or an affiliated corporation or other entity, and advance expenses to Employee in connection therewith, to the fullest extent permitted by the Delaware Business Corporation Act. The Company shall obtain and maintain during the Term and for so long thereafter as the Company shall continue to actively conduct any trade or business, insurance that provides liability coverage for Employee, in his capacity as an officer of the Company (and in any other capacity in which he may hereafter serve) in the aggregate amount of no less than $1,000,000.
     5.   WITHHOLDING.  The Company shall be authorized to deduct
          -----------
and withhold from Employee's compensation, such sums as are required by law to be deducted and withheld.
     6.   EVENTS CAUSING TERMINATION OF EMPLOYMENT.  Employee's
          ----------------------------------------
employment with the Company shall terminate prior to the expiration of the Term, without further obligation on the part of the Company upon the occurrence of any of the following events:
     (a)  The death of Employee;
     (b) The discharge of Employee for continued gross neglect or willful misconduct on Employee's part in connection with the performance of any duties he is obligated to perform hereunder;
     (c) The discharge of Employee for a material breach by Employee of any of the terms of this Agreement, provided Employee shall have been given written notice thereof from the Board and a reasonable opportunity to cure such breach and shall have failed to do so;
     (d) The discharge of Employee upon a determination of the Board, acting in good faith, that Employee has been unable, for any continuous period of at least six months, or for shorter periods aggregating six months during any 24-month period, to perform his duties hereunder by reason of injury, illness or other physical or mental disability The discharge of Employee as a result of a determination by a physician reasonably acceptable to Employee that Employee is presumably permanently and totally disabled as such term is defined in Employee's disability insurance policy, provided, in such event, Employee shall be paid his semi-monthly Salary until the earlier of six months from the date of such discharge or the time payments would commence under such policy ("Salary Continuation Period"). If during such Salary Continuation Period employee becomes no longer presumably permanently and totally disabled and is able to perform his duties hereunder, Employee shall be re-employed and this Agreement shall continue as if such discharge had not occurred; or
     (e) The discharge of Employee for the conviction of Employee of a felony involving moral turpitude.
     7.   PAYMENTS TO EMPLOYEE UPON TERMINATION OF EMPLOYMENT.
          ---------------------------------------------------
In the event Employee's employment with the Company shall terminate during the Term for any of the reasons set forth in
Section 6, Employee's Salary and any Incentive Bonus shall be prorated and paid through the date of termination.
     8.   RESIGNATION FOLLOWING A CHANGE OF CONTROL.
          -----------------------------------------
Notwithstanding any provision of this Agreement, the Employee may voluntarily resign his position within six (6) months following the Change of Control of the Company (as defined in the Change of Control Agreement) by giving the Company thirty day advance notice. In such event the Employee shall be entitled to all benefits and compensation as more fully set forth in Section 4 for the remaining Term of this Agreement.

     9.   NON-DISCLOSURE.  At no time shall Employee divulge,
          --------------
furnish or make accessible to anyone (other than in the regular course of the Company's business) any knowledge or information with respect to confidential information or data of the company, or with respect to any confidential information or data of any of the customers of the Company, or with respect to any other confidential aspect of the business or products or services of the Company or its customers, including but not limited to the customer list of the Company.
     10.  NOTICES.  All notices and other communications
          -------
hereunder shall be in writing and shall be given or made by hand delivery, or by certified or registered mail, return receipt requested, postage prepaid, or by telegram, as follows, or to such other person or address as shall be hereafter designated by notice given in accordance with this Section:
     (a) If to the Company:  American Resources of Delaware, Inc.
                             160 Morgan Street
                             P.O. Box 87
                             Versailles, Kentucky 40383
                             Attention: Doug Hawthorne

                             With copy to:  David Stetson,
                                             General Counsel

     (b)  If to Employee:    Rick G. Avare
                             1532 Lakewood Drive
                             Lexington, Kentucky 40502

Any notice or other communication hereunder shall be deemed to have been duly given or made (i) if made by hand, when delivered against receipt thereof or when attempted delivery shall be rejected, as the case may be, (ii) if made by letter, upon deposit thereof in the mail, postage prepaid, registered or certified, with return receipt requested, and (iii) if made by telegram, when sent. Notwithstanding the foregoing, any notice or other communication hereunder which is actually received by a party hereto shall be deemed to have been duly given or made to such party.

     11.  MISCELLANEOUS.
          -------------
          (a)  ASSIGNMENT.  This is a  contract for personal
               ----------
services by Employee and may not be assigned by Employee. This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns.
          (b)  WAIVER OF BREACH.  The waiver by the either party
               ----------------
of a breach of any provision of this Agreement by the other shall not operate or be construed as a waiver of any subsequent breach.
          (c)  ENTIRE AGREEMENT; CANCELLATION OF PRIOR
               ---------------------------------------
AGREEMENTS.  This Agreement contains the entire agreement of the
----------
parties with respect to the subject matter hereof. It may not be changed orally, but only by an amendment in writing signed by the parties hereto. All prior agreements or understandings concerning Employee's employment by the Company are hereby cancelled and superseded by this Agreement.
          (d)  SEVERABILITY.  The invalidity or unenforceability
               ------------
of any provision of this Agreement shall not affect the validity or enforceability of the remainder of this Agreement.
          (e)  AGREEMENT CONFIDENTIAL.  The terms and provisions
               ----------------------
hereof are strictly confidential, and Employee agrees he shall not exhibit this Agreement or mention its terms to any person or entity other than his legal counsel, accountants and other advisors], unless otherwise ordered by a court of competent jurisdiction or agreed to in writing by the Company.
          (f)  HEADINGS.  The headings contained in this
               --------
Agreement are for convenience only and shall not be deemed a part of this Agreement in construing or interpreting the provisions hereof.

          (g)  GOVERNING LAW.  This Agreement shall be governed
               -------------
by and construed in accordance with the laws of the Commonwealth of Kentucky.
     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day, month and year first above written.
                         American Resources of Delaware, Inc.

                         /S/ Douglas L. Hawthorne
                         ----------------------------------------
                         By:       Douglas L. Hawthorne
                         Title:    Chairman of the Board


                         /S/ Rick G. Avare
                         ----------------------------------------
                         Rick G. Avare
                         ("Employee")

                          Exhibit 10.59

                       INDEMNITY AGREEMENT
                       -------------------

     By this INDEMNITY AGREEMENT (this "Agreement"), AMERICAN
RESOURCES OF DELAWARE, INC., a Delaware corporation (the
"Corporation"), and the undersigned officer of the Corporation
("Officer"), warrant, covenant and agree as follows:

     WHEREAS, Officer is an officer of the Corporation and in such capacity is performing a valuable service for the Corporation, and

     WHEREAS, the Corporation's Certificate of Incorporation (the
"Certificate") provides for indemnification of Officers to the full extent permitted by Section 145 of the Delaware General
Corporation Law (the "Indemnification Statute"); and

     WHEREAS, the Indemnification Statute provides that the indemnification rights provided thereunder are not exclusive, and that agreements may be entered into between the Corporation and its Officers with respect to indemnification; and

     WHEREAS, in order to induce Officer to serve as an Officer of the Corporation, the Corporation has entered into this contract with Officer;

     NOW, THEREFORE, in consideration of Officer's continued service as an Officer after the date hereof the parties hereto agree as follows:

     1.   INDEMNIFICATION OF OFFICER.  Subject to Section 2
below,
          --------------------------
the Corporation shall hold harmless and indemnify Officer against any and all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by Officer in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including any action by or in the right of the Corporation) to which Officer is, was or at any time becomes a party, or is threatened to be made a party, by reason of the fact that Officer is, or was or at any time becomes an officer, employee or agent of the Corporation, or is or was serving or at any time serves at the request of the Corporation as an officer, employee or agent of another corporation, partnership, joint venture trust or other enterprise. The foregoing indemnification is expressly intended to, and shall, apply to any and all liability or expenses arising on or after the date Officer became an Officer of the Corporation, even if prior to the date hereof.

     2.   LIMITATIONS ON INDEMNIFICATION.  No indemnity pursuant
          ------------------------------
to Section 1 hereof shall be paid by the Corporation;

          (a) Except to the extent that the aggregate of losses to be indemnified hereunder exceeds the amount of losses for which the Officer is indemnified pursuant to any policy of insurance purchased and maintained by the Corporation;

          (b) In respect to remuneration paid to Officer if it shall be determined by a final judgment or other final adjudication that such remuneration was in violation of law;

          (c)  On account of any suit in which final
     judgment is rendered against Officer for an accounting of profits made from the purchase or sale by Officer of securities of the Corporation pursuant to the provisions of Section 16(b) of the Securities Exchange
     Act of 1934 and amendments thereto or similar provisions of any law;

          (d)  On account of an action or omission of
     Officer which is finally adjudged to constitute willful misconduct or to have been knowingly fraudulent or deliberately dishonest; or

          (e)  If a final decision by a Court having
     jurisdiction in the matter shall determine that such indemnification is not lawful.

     3.   CONTINUATION OF INDEMNIFICATION.  All obligations of
the
          -------------------------------
Corporation hereunder shall continue during the period Officer is an officer, employee or agent of the Corporation (or is or was serving at the request of the Corporation as an officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise) and shall continue thereafter so long as Officer shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal or investigative, by reason of the fact that Officer was an officer of the Corporation or serving in any other capacity referred to herein.

     4.   NOTIFICATION AND DEFENSE OF CLAIM.  Promptly after
          ---------------------------------
receipt by Officer of notice of the commencement of any action, suit or proceeding, or of notice of any matter which is or may be the subject of an indemnification claim hereunder, Officer will notify the Corporation thereof. With respect to any such action, suit or proceeding:

          (a)  The Corporation will be entitled to
     participate therein at its own expense;

          (b) Except as otherwise provided below, to the extent that it may wish, the Corporation jointly with any other indemnifying party may assume the defense thereof, with counsel reasonably satisfactory to Officer. After notice from the Corporation to Officer of its election so to assume the defense thereof, the Corporation will not be liable to Officer for any legal or other expenses subsequently incurred by Officer in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. Officer shall have the right to employ counsel in such action, suit or proceeding, but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of Officer unless (i) the employment of counsel by Officer has been authorized by the Corporation, (ii) Officer shall have reasonably concluded that there may be a material conflict of interest between the Corporation and Officer in the conduct of the defense of such action, or (iii) the Corporation shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of counsel shall be borne by the Corporation. The Corporation shall not be entitled to assume the defense of any action, suit or proceeding brought by or on behalf of the Corporation or as to which Officer shall have made the determination provided for in (ii) above.

          (c) The Corporation shall not be obligated to indemnify Officer under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent. The Corporation shall not settle any action or claim in any manner which would impose any penalty or limitation on Officer without Officer's written consent. Neither the Corporation nor Officer will unreasonably withhold its or his consent to any settlement proposed by the other of any matter for which indemnity is provided hereunder, including any settlement including a penalty or limitation on the Officer.

     5.   PREPAID EXPENSES.  The expenses (including attorneys'
          ----------------
fees) incurred by Officer in investigating, defending, or appealing any threatened, pending or completed action, suit or proceeding covered hereunder, whether civil, criminal, administrative or investigative, including without limitation any action by or in the right of the Corporation (other than expenses to be paid directly by the Corporation in assuming the defense of any matter covered hereby under Section 4(b) hereof), shall be paid in advance by the Corporation.

     6.   REPAYMENT OF EXPENSES.  Officer shall reimburse the
          ---------------------
Corporation for all expenses paid by the Corporation in defending any civil or criminal action, suit or proceeding against Officer in the event and only to the extent that it shall be finally determined that Officer is not entitled to be indemnified by the Corporation for such expenses under this Agreement or otherwise.

     7.   OTHER RIGHTS AND REMEDIES.  The rights provided by any
          -------------------------
provision of this Agreement shall not be deemed exclusive of any other rights to which Officer may be entitled under any provision of law, any Articles, any Bylaw, this or other agreement, vote of Shareholders or disinterested officers or otherwise, both as to action in his official capacity and as to action in another capacity while occupying any of the positions or having any of the relationships referred to in Section 1 of this Agreement, and shall continue after Officer has ceased to occupy such position or have such relationship.

     8.   ENFORCEMENT.  In the event Officer is required to bring
          -----------
any action to enforce rights or to collect monies due under this Agreement and is successful in such action, Corporation shall reimburse Officer for all of Officer's fees and expenses in bringing and pursuing such action.

     9.   SEPARABILITY.  Each of the provisions of this Agreement
          ------------
is a separate and distinct agreement and independent of the others, so that if any provision hereof shall be held to be invalid or unenforceable for any reason, such invalidity or enforceability shall not affect the validity or enforceability of the other provisions hereof.

     10.  MISCELLANEOUS.  This Agreement shall be interpreted and
          -------------
enforced in accordance with the laws of Kentucky. This Agreement shall be binding upon Officer and upon Corporation, its successor and assigns, and shall inure to the benefit of Officer, his heirs, personal representatives and assigns and to the benefit of Corporation, its successors and assigns. No amendment, modification, termination or cancellation of this Agreement, other than pursuant to Section 10, shall be effective unless in writing signed by both parties hereto.

     11.  NOTICES.  Any notice or communication given under the
          -------
terms of this Agreement ("Notice") shall be in writing and delivered in person or deposited, certified mail, return receipt requested, addressed as follows:

          if to the Company:  AMERICAN RESOURCES OF DELAWARE,
INC.
                              160 Morgan Street
                              Versailles, Kentucky   40383

          if to Officer:      Rick G. Avare
                              American Resources of Delaware,
Inc.
                              160 Morgan Street
                              Versailles, Kentucky 40383

or to such other addresses as a party may from time to time designate by Notice hereunder. Notices shall be effective upon delivery in person, or at midnight on the third (3rd) business day after the date of mailing, if mailed.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of November 12, 1996.

                         AMERICAN RESOURCES OF DELAWARE, INC.,
                              a Delaware corporation



                         By:  /S/ Douglas L. Hawthorne
                            -------------------------------------
-
                              Douglas L. Hawthorne, Chairman

                                                    "CORPORATION"


                              /S/ Rick G. Avare
                         ----------------------------------------
-
                              Rick G. Avare

                                                        "Officer"

                          Exhibit 10.60

      LEAD  GENERATION  /  CORPORATE  RELATIONS  AGREEMENT
      ----------------------------------------------------



THIS AGREEMENT is made this 27th day of November, 1996, between
                            ----        --------
CORPORATE RELATIONS GROUP, INC., a Florida corporation
(hereinafter "CRG"), and AMERICAN RESOURCES OF DELAWARE, INC.,
(hereinafter the "Client").


                            RECITALS
                            --------

1. The Client wishes to retain CRG to provide corporate relations services to the Client.

2. CRG is willing to provide such corporate relations services as are more fully described herein.

NOW THEREFORE, in consideration of the mutual promises contained herein, it is agreed as follows:


1.   Furnishing of Information by Client.  The Client shall
     furnish
     -----------------------------------
     to CRG information about the Client such as copies of disclosure and filing materials, financial statements, business plans, promotional information and background of the Client's officers and directors ("Information Package"). The Client shall update the Information Package on a continuous basis. The Client understands that the sole purpose for providing CRG with the Information Package is for utilization in a Lead Generation / Corporate Relations program. CRG is not obligated to assess the financial viability of the Client. CRG may rely on, and assume the accuracy of the Information Package.


2.   Representations and Warranties of Client.  The Client
     ----------------------------------------
     represents that all  information included in the Information
     Package furnished to CRG shall disclose all material facts and shall not omit any facts necessary to make statements made on behalf of the Client not misleading.

3.   Covenants of the Client.  The Client covenants and warrants
     -----------------------
     that any information submitted for dissemination will be truthful, accurate, in compliance with all copyright and all other applicable laws and regulations and will not be submitted in connection with any improper or illegal act or deed.


                                                        R.G.A/,JS
                                                        ---------
                                                         Initials

4.   Based on the Information Package, CRG will perform the
     services more fully described in Exhibit "A" for a period of sixty (60) months pursuant to the terms hereof, which
     services shall specifically include CRG making oral
     representations on behalf of the   Client pursuant to the
     following procedures:

     (a)  Preparation of Proofs.  CRG shall prepare proofs and or
          ---------------------
          tapes of the agreed upon materials and information, as set for dissemination, for the Client's review and approval;

     (b)  Correction and Changes of Proofs and or Tapes.  CRG
          ---------------------------------------------
          shall make all corrections and changes that the Client may request.

     (c)  Sign Offs.  All approvals, corrections and change of
          ---------
          proofs by the Client shall be signed by a duly authorized representative of the Client. The Client hereby designates the individual(s) listed in Exhibit "C" hereof as authorized representatives for purposes of this paragraph 4(a), (b) and (c); and CRG may rely upon this designation.


5.   Compensation.  Refer to Exhibit "B".
     ------------

6. IT IS UNDERSTOOD AND AGREED BY THE PARTIES THAT THE ABOVE COMPENSATION IN U.S. CURRENCY, OR OPTIONS TO ACQUIRE FREE TRADING SHARES OF THE COMPANY, SHOULD BE PAID TIMELY UPON EXECUTION OF THIS AGREEMENT. CRG WILL RETAIN THE OPTION, BUT IS NOT COMPELLED TO BEGIN IT'S PERFORMANCE UNDER THIS AGREEMENT PRIOR TO THE PAYMENT OF SUCH COMPENSATION IN U.S. CURRENCY OR FREE TRADING SHARES.

7.   Assumption of Liability and Indemnification.  The Client
     -------------------------------------------
     assumes and claims all responsibility and liability for the content of all information disseminated on behalf of the Client which have been approved by Client. The Client shall indemnify and hold CRG, its subsidiaries and parent company harmless from and against all demands, claims or liability arising for any reason due to the context of information disseminated on behalf of the Client. This indemnity shall include any reasonable costs incurred by CRG including, but not limited to, legal fees and expenses incurred both in administrative proceedings, at trial and appellate levels, in settlement of claims and payment of any judgment against CRG.

8.   Assignment and Delegation.  Neither party may assign any
     -------------------------
     rights or delegate any duties hereunder without the other party's express prior written consent.

                                                          RGA/,JS
                                                          -------
                                                         Initials

9.   Entire Agreement.  This writing contains the entire
     ----------------
     agreement of the parties. No representations were made or relied upon by either party, other than those expressly set forth. Furthermore, the Client understands that CRG makes no guarantees, assurances or representations in regard to the results of its corporate relations program. No agent, employee or other representative of either party is empowered to alter any of the above terms, unless done in writing and signed by an executive officer of the respective parties.

10.  Controlling Law and Venue.  This Agreement's validity,
     -------------------------
     interpretation and performance shall be controlled by and construed under the laws of the State of Florida. The proper venue and jurisdiction shall be the Circuit Court in Orange County, Florida.

11.  Prevailing Party.  In the event of the institution of any
     ----------------
     legal proceedings or litigation, at the trial level or appellate level, with regard to this Agreement, the prevailing party shall be entitled to receive from the non-prevailing party all costs, reasonable attorney's fees and expenses.

12.  Failure to Object not a Waiver.  The failure of either party
     ------------------------------
     to this Agreement to object to, or to take affirmative action with respect to any conduct of the other which is in violation of the terms of this Agreement shall not be construed as a waiver of the violation or breach, or of any future violation, breach or wrongful conduct.

13.  Approval of Dissemination of Information.   Prior to the
     ----------------------------------------
     distribution of any Information Package as identified in paragraph 2 or any information that is being submitted for dissemination as identified in paragraph 3 that the Client shall provide written confirmation that the information disclosed can be disseminated under the terms and conditions and paragraphs 2 and 3 above. That the above approval shall be for a term of ninety (90) days and should CRG elect to forward any additional Information Package or other information concerning ARI that it will request that ARI update and amend its written authorization and approval for dissemination.

14.  Notices.  All notices or other documents under this
     -------
     Agreement shall be in writing and delivered personally or mailed by certified mail, postage prepaid, addressed to the representative or Company as follows:

     COMPANY:  CORPORATE RELATIONS GROUP, INC.
               1801 Lee Road, Suite 301
               Winter Park, FL  32789
               Attention:   Roberto E. Veitia, President

                                                          RGA/,JS
                                                          -------
                                                         Initials

     CLIENT:   AMERICAN RESOURCES OF DELAWARE, INC.
               160 Morgan Street
               Versailles, KY    40383
               Attention:    Rick G. Avare, President/CEO
               Copy:         David J. Stetson

15.  Headings.  Headings in this Agreement are for convenience
     --------
     only and shall not be used to interpret or construe its provisions.


16.  Time.  For all intents and purposes, time is of the essence
     ----
     with this Agreement.


17.  Agreement Not To Hire.  The Client understands and
     ---------------------
     appreciates that CRG has invested a tremendous amount of time, energy and expertise in the training of its employees to be able to provide the very service that Client desires. Client further understands that should an employee be enticed to leave, then CRG will be damaged in an amount the parties are incapable of calculating at this time. Therefore, the Client agrees not to offer employment to any employee or subcontractor of CRG, nor to allow any officer or director of Client to offer such employment with Client or any other company with whom officers and directors of Client are employed or hold a financial stake for a period of three (3) years.


IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.


CORPORATE RELATIONS GROUP, INC.

BY:  /s/ Roberto E. Veitia         BY:   /s/ James W. Spratt III
   ----------------------------        --------------------------
     Roberto E. Veitia                  James W. Spratt III
     President                          VP-Venture Capital




AMERICAN RESOURCES OF DELAWARE, INC.


BY:  /s/ Rick G. Avare
   ---------------------------------
     Rick G. Avare
     President/CEO

                           EXHIBIT "A"

The Corporate Relations Services to be provided by CRG for a sixty (60) month period are as follows:
I.   ADVERTISING and PRINTING SERVICES

     A. MONEYWORLD MAGAZINE - Lead Generation mailing (150,000 print run total for the sixty month period)

          - Eighteen page, four color magazine will be created of which four page advertorial will be dedicated to the Client.
          - Creative concept, color separations, copy work and printing
          -    150,000 to be mailed

     B. GROWTH INDUSTRY REPORT - Four page, four color follow-up mail piece designed for additional informational purposes that is mailed to respondents. A total of 7,500 will be printed.

     C. THE CORE BROKER PROGRAM - CRG will produce a core of 8-10 retail brokers, market makers and/or money managers who will take positions in the stock of "AMERICAN
                                                   --------
          RESOURCES OF DELAWARE, INC.".   This process will begin
          ---------------------------
          immediately upon CRG receiving the payment as stipulated in Exhibit "B" and will be completed no later than a month before mailing occurs. Upon completion, selection and approval of the Core Broker Group, CRG will arrange a Core Broker meeting. This will last for two days, which will include; a show and tell from the top management of "AMERICAN RESOURCES OF
                                           ---------------------
          DELAWARE, INC." in intense training of these core
          --------------
          brokers.

     D. Public relations exposure to newsletter writers, trade publications and financial gurus. At CRG's discretion, it will pay for any special reports that may be required. The Client shall be totally responsible for all reasonable travel expenses for the purpose of due diligence of the company by financial newsletter writers and/or brokers. The Client will have total pre-approval rights on these trips.

     E. Inclusion as a featured "Lead Generator of the Month" in CONFIDENTIAL FAX ALERT, a newsletter transmitted by fax to over 3,000 Brokers.

     F. Preparation of a Broker Bullet Sheet to be sent to every broker who shows interest in working the leads and the stock. (As soon as possible).

     G. Lead Tracking Summary maintained for all response leads generated and provided.

     H. Follow-up with shareholders, brokers, funds and institutions.

                                                          RGA/,JS
                                                          -------
                                                         Initials

                           EXHIBIT "A"
                            CONTINUED


     I. Investor Relations - Press release placements in market publications. The Client shall pay the reasonable cost incurred for these wire services.

     J.   Two Location Road Shows - Locations to be determined.
          Client will cover all reasonable expenses of Road
          Shows. Client will have prior approval over those reasonable expenses.

     K. Junior Page Advertising in four (4) separate issues of MoneyWorld Magazine.

     L. CRG will distribute at its cost the due diligence packages to all inquiring brokers. The Client shall supply the necessary materials for this package.

     M. CRG guarantees a minimum of 3% return of qualified investor leads specifically generated for the Company.

     N.   Advice on Fund Raising.

          1. If travel is required, the Client will pay transportation and hotel reasonable expenses.

     O. Assistance in review of documentation to be sent to brokers.

          1. If travel is required, the Client will pay transportation and hotel reasonable expenses.

     P. Assistance in public relations with investment newsletter writers and financial institutions.

          1. If travel is required, the Client will pay transportation and hotel reasonable expenses.

     Q.   Advice on mergers and acquisitions.

          1. If travel is required, the Client will pay transportation and hotel reasonable expenses.


                                                          RGA/,JS
                                                          -------
                                                         Initials

                           EXHIBIT "B"
                        PAYMENT AGREEMENT

                     made  by  and  between

              AMERICAN RESOURCES OF DELAWARE, INC.

                               and

               CORPORATE  RELATIONS  GROUP,  INC.

THIS AGREEMENT is made this 27th day of November, 1996, and will
                            ----        --------
serve as confirmation of payment terms for services to be provided AMERICAN RESOURCES OF DELAWARE, INC.("CLIENT") whereby CORPORATE RELATIONS GROUP, INC. ("CRG") has agreed to perform said services as defined in the "Lead Generation / Corporate Relations Agreement."

                              TERMS
                              -----

A.   CLIENT will pay to CRG, FIVE HUNDRED FIFTY THOUSAND DOLLARS
     ($550,000 U.S. cy).

B. This Agreement is subject to compliance with the rules of the Exchanges and Securities Commissions on which Client is listed and registered.

C. IT IS UNDERSTOOD AND AGREED BY THE PARTIES THAT THE ABOVE COMPENSATION IN U.S. CURRENCY, OR OPTIONS TO ACQUIRE FREE TRADING SHARES OF THE COMPANY, SHOULD BE PAID TIMELY UPON EXECUTION OF THIS AGREEMENT. CRG WILL RETAIN THE OPTION, BUT IS NOT COMPELLED TO BEGIN IT'S PERFORMANCE UNDER THIS AGREEMENT PRIOR TO THE PAYMENT OF SUCH COMPENSATION IN U.S. CURRENCY OR FREE TRADING SHARES.

D. In the event of termination of the Agreement by Client, CRG shall be fully released and forever discharged by Client from any further obligations or liabilities with respect to the "Lead Generation / Corporate Relations Agreement" and any results therefrom, save and except liabilities arising from CRG's own negligence during the term of this Agreement. Concurrently, Client shall be fully released and forever discharged by CRG from any and all obligations of further payments or liabilities with respect to the "Lead Generation / Corporate Relations Agreement." This release in no way affects Point #7, Page 2 of the"Lead Generation / Corporate Relations Agreement."



                                                          RGA/,JS
                                                          -------
                                                         Initials

                          EXHIBIT " B "
                            CONTINUED


E. Shares shall be made free trading through the registration that is mutually agreed upon by the Company's attorney and CRG's attorney.

F.   Company shall issue options to CRG as outlined below.

     Amount         Price          Duration
     ------         -----          --------

     100,000 shares at $3.00  One (1) year from the date of this
                              Agreement

     100,000 shares at $3.60  Two (2) years from the date of this
                              Agreement

     100,000 shares at $4.20  Three (3) years from the date of
                              this Agreement

     100,000 shares at $4.80  Five (5) years from the date of
                              this Agreement

     100,000 shares  at $6.00 Five (5) years from the date of
                              this Agreement.

G. That CRG represents and warrants that during the term of this agreement, that Jim Spratt will be the lead individual on behalf of CRG performing those services as more fully deliniated in the agreement betwen ARI and CRG. Without limiting this representation, CRG acknowledges that ARI is entering this agreement contingent upon CRG's representation that Mr. Spratt intends to continue his employment with CRG for a period of not less than one (1) year from the date hereof. In the event that Jim Spratt should leave the services of CRG, ARI will have the sole and exclusive right to select the successor of Mr. Spratt, on behalf of CRG, to handle its account.

IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.


CORPORATE  RELATIONS  GROUP,  INC.


BY:  /s/ Roberto E. Veitia         BY: /s/ James W. Spratt III
   ----------------------------       ---------------------------
     Roberto E. Veitia                  James W. Spratt III
     President                          VP-Venture Capital

AMERICAN RESOURCES OF DELAWARE, INC.


BY:  /s/ Rick G. Avare
   ---------------------------------
     Rick G. Avare
     President/CEO

                           EXHIBIT "C"



AMERICAN RESOURCES OF DELAWARE, INC. hereby designates the following person or persons to act on its behalf for purposes of signing off on all copies pursuant to Paragraph 4 of this Corporation Relations Agreement. CRG may rely upon the signature of any of the following:





/s/ Leonard K. Nave                Leonard K. Nave
-------------------------------    ------------------------------
DIRECTOR (PLEASE SIGN)             DIRECTOR  (PLEASE PRINT)




/s/ Rick G Avare                   Rick G. Avare
-------------------------------    ------------------------------
PRESIDENT  (PLEASE SIGN)           PRESIDENT  (PLEASE PRINT)




/s/ Karen M. Underwood             Karen M. Underwood
-------------------------------    ------------------------------
Corporate Secretary (PLEASE SIGN)  Corporate Secretary (PLEASE
                                   PRINT)